EXHIBIT 10.2


                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

    THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION, dated as of October ___, 2001 (the "Agreement"), by and among NORTHWEST NATURAL GAS COMPANY, an Oregon corporation ("NW Natural"), NORTHWEST ENERGY CORPORATION, an Oregon corporation and a wholly-owned subsidiary of NW Natural ("Holdco") and NORTHWEST ENERGY SUB CORP., an Oregon corporation and a wholly-owned subsidiary of Holdco ("Merger Sub"),

                                   WITNESSETH:

    WHEREAS, the Board of Directors of each of NW Natural, Holdco and Merger Sub deems it advisable to merge Merger Sub with and into NW Natural in accordance with the Oregon Business Corporation Act (the "Oregon Business Corporation Act") and to approve this Agreement for the purpose of establishing Holdco as the parent corporation of NW Natural, as a result of which the holders of common stock, $3 1/6 par value per share, of NW Natural (the "NW Natural Common Stock") would hold, in lieu thereof, common stock of Holdco (the "Holdco Common Stock");

    WHEREAS, the Board of Directors of each of NW Natural, Holdco and Merger Sub has determined to recommend that their respective shareholders approve this Agreement, the merger of Merger Sub with and into NW Natural (the "Merger") and the other matters set forth herein;

    NOW, THEREFORE, in consideration of the premises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                   THE MERGER

    1.1 MERGER. Merger Sub shall be merged with and into NW Natural, with NW Natural being the corporation surviving the Merger.

    1.2 ARTICLES OF MERGER. Subject to and in accordance with the provisions of this Agreement, Articles of Merger of NW Natural shall be delivered for filing with the Office of the Secretary of State of Oregon, all as provided by applicable law.

    1.3 EFFECTIVE TIME. The Merger shall become effective at the time of filing on the date on which the Articles of Merger are filed with the Office of the Secretary of State of Oregon, as contemplated by Section 1.2 above, unless otherwise specified in such Articles of Merger (the "Effective Time"). At the Effective Time, the separate existence of Merger Sub shall cease and Merger Sub shall be merged with and into NW Natural, which shall continue its corporate existence as the surviving corporation (NW Natural and Merger Sub being sometimes referred to herein as the "Constituent Corporations" and NW Natural, as the surviving corporation, being sometimes referred to herein as the "Surviving Corporation"). NW Natural shall succeed, without other transfer, to all the rights and property of Merger Sub, shall be subject to all the debts and liabilities of Merger Sub in the same manner as if NW Natural had itself incurred them and all rights of creditors and all liens upon the property of each of NW Natural and Merger Sub shall be preserved unimpaired, all as provided in Section 60.497 of the Oregon Business Corporation Act.

    1.4 APPROPRIATE ACTIONS. Prior to and after the Effective Time, Holdco, NW Natural and Merger Sub shall take all such actions as may be necessary or appropriate in order to effectuate the Merger. In this connection, Holdco shall issue and deliver the shares of Holdco Common Stock into which outstanding shares of NW Natural Common Stock will be converted on the basis and to the extent provided in Article 2 of this Agreement, and shall take such other actions as are necessary to fulfill Holdco's obligations hereunder, including, without limitation, those specified in Article 6 of this Agreement. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full title to all properties, assets, privileges, rights, immunities and franchises of either of the Constituent Corporations, NW Natural and the individuals who were the officers and directors of Merger Sub as of the Effective Time shall take all such further action.

                                   ARTICLE 2
                   TERMS OF CONVERSION AND EXCHANGE OF SHARES

    2.1 NW NATURAL COMMON STOCK. At the Effective Time, shares of NW Natural Common Stock issued and outstanding immediately prior to the Effective Time shall be automatically changed and converted into shares of Holdco Common Stock, in the ratio of one share of Holdco Common Stock for each one share of NW Natural Common Stock, and such Holdco Common Stock shall thereupon be issued and outstanding and shall be fully-paid and non-assessable.

    2.2 NW NATURAL PREFERRED STOCK. At the Effective Time, shares of NW Natural Preferred Stock issued and outstanding immediately prior to the Merger shall remain unchanged.

    2.3 NW NATURAL PREFERENCE STOCK. At the Effective Time, shares of NW Natural Preference Stock issued and outstanding immediately prior to the Merger shall remain unchanged.

    2.4 MERGER SUB COMMON STOCK. The shares of Merger Sub Common Stock issued and outstanding immediately prior to the Effective Time shall be automatically changed and converted into all of the issued and outstanding shares of Common Stock of the Surviving Corporation, which shall thereupon be issued and outstanding and fully-paid and non-assessable, with the effect that the number of issued and outstanding shares of Common Stock of the Surviving Corporation shall be the same as the number of issued and outstanding shares of Merger Sub Common Stock immediately prior to the Effective Time.

    2.5 HOLDCO COMMON STOCK. Each share of Holdco Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled.

    2.6 COMMON STOCK PURCHASE RIGHTS. At the Effective Time, the common share purchase rights issued pursuant to the Rights Agreement dated as of February 27, 1996, as amended to date (the "Rights Agreement"), between NW Natural and ChaseMellon Shareholder Services, as Rights Agent (the "Rights Agent"), shall be deemed to represent for all purposes rights to purchase shares of Holdco Common Stock on the terms set forth in the Rights Agreement, and Holdco, NW Natural and the Rights Agent shall execute and deliver an amendment to the Rights Agreement to effectuate the assumption by Holdco of the obligations of the Company under the Rights Agreement, so that, for purposes of the Rights Agreement, the term "Company" shall be deemed to refer to Holdco. Holdco shall take such other corporate action (including, without limitation, the declaration of a dividend on its common stock) that is required in order for Holdco to assume the obligations of the Company under the Rights Agreement pursuant to this Section 2.6.


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


                                   ARTICLE 3
                      ARTICLES OF INCORPORATION AND BYLAWS

    3.1 NW NATURAL ARTICLES AND BYLAWS. Promptly after the Effective Time and until thereafter amended in accordance with applicable law, the Articles of Incorporation of NW Natural shall be amended and restated as provided in Exhibit A, attached hereto, and the Board of Directors of NW Natural shall take such further steps as necessary to amend and restate the Bylaws of NW Natural, pursuant to the Oregon Business Corporation Act, as provided in Exhibit B, attached hereto.

    3.2 HOLDCO ARTICLES AND BYLAWS. Immediately prior to the Effective Time and until thereafter amended in accordance with applicable law, the Board of Directors of Holdco shall take such further steps as necessary to amend and restate the Articles of Incorporation and Bylaws of Holdco, pursuant to the Oregon Business Corporation Act, as provided in Exhibits C and D, respectively, attached hereto.

                                   ARTICLE 4
                             DIRECTORS AND OFFICERS

    4.1 NW NATURAL DIRECTORS AND OFFICERS. The persons who are officers of NW Natural immediately prior to the Effective Time shall continue as officers of NW Natural and shall continue to hold office as provided in the Articles of Incorporation and Bylaws of NW Natural. The persons listed on Exhibit E hereto shall, as of the Effective Time, become directors of NW Natural and shall hold office as provided in the Articles of Incorporation and Bylaws of NW Natural.

    4.2 HOLDCO DIRECTORS AND OFFICERS. NW Natural, as sole shareholder of Holdco prior to the Effective Time, shall take such steps as necessary to cause, pursuant to the Oregon Business Corporation Act, the persons who are directors of NW Natural prior to the Effective Time to become, immediately prior to the Effective Time, directors of Holdco and shall hold office as provided in the Articles of Incorporation and Bylaws of Holdco, as amended and restated pursuant to Section 3.2 above. The directors shall be divided into three classes as follows:

         (a) persons whose terms as directors of NW Natural would have expired at the first annual meeting of shareholders following the Effective Time shall be Class I directors;

         (b) persons whose terms as directors of NW Natural would have expired at the second annual meeting of shareholders following the Effective Time shall be Class II directors; and

         (c) persons whose terms as directors of NW Natural would have expired at the third annual meeting of shareholders following the Effective Time shall be Class III directors.

The persons who are officers of Holdco immediately prior to the Merger shall continue as officers of Holdco and shall hold office as provided in the Bylaws of Holdco.

                                   ARTICLE 5
                               STOCK CERTIFICATES

    5.1 RIGHTS OF HOLDERS OF CERTIFICATES. Following the Effective Time, certificates representing shares of NW Natural Common Stock outstanding at the Effective Time (herein sometimes referred to as "NW Natural Certificates") shall represent the same number of shares of Holdco Common


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


Stock and shall evidence the right of the registered holder thereof to receive, and may be exchanged for, certificates for the shares of Holdco Common Stock into which such shares of NW Natural Common Stock were converted in accordance with Section 2.1. At the Effective Time, Holdco shall issue and deliver, or cause to be issued and delivered, to the transfer agent for Holdco Common Stock (the "Transfer Agent") certificates representing whole shares of Holdco Common Stock into which outstanding shares of NW Natural Common Stock have been converted as provided above. As promptly as practicable following the Effective Time, Holdco shall send or cause to be sent to each former shareholder of record of NW Natural immediately prior to the Effective Time written instructions and transmittal materials (a "Transmittal Letter") for use in surrendering NW Natural Certificates to the Transfer Agent. Upon the proper surrender and delivery to the Transfer Agent (in accordance with Holdco's instructions, and accompanied by a properly completed Transmittal Letter) by a former shareholder of NW Natural of such shareholder's NW Natural Certificate(s), and in exchange therefor, the Transfer Agent shall, as soon as practicable, issue, register and deliver to such shareholder a certificate evidencing the shares of Holdco Common Stock as contemplated in Section 2.1 above.

    5.2 OUTSTANDING CERTIFICATES. Each outstanding certificate which, prior to the Effective Time, represented NW Natural Common Stock shall be deemed for all corporate purposes to represent the same number of shares of Holdco Common Stock and the right to receive certificates therefor.

    5.3 STOCK TRANSFER BOOKS. The stock transfer books for NW Natural Common Stock shall be deemed to be closed at the Effective Time and no transfer of shares of NW Natural Common Stock outstanding prior to the Effective Time shall thereafter be made on such books. As of the Effective Time, Holdco shall establish a stock register reflecting ownership of Holdco Common Stock by former holders of record of NW Natural Common Stock.

    5.4 POST-MERGER RIGHTS OF HOLDERS. Following the Effective Time, the holders of certificates for NW Natural Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to the stock of NW Natural and their sole rights shall be with respect to the Holdco Common Stock into which their shares of NW Natural Common Stock shall have been converted by the Merger.

    5.5 UNSURRENDERED CERTIFICATES. Subject to Section 5.6 below, no Holdco Common Stock certificate shall be delivered to any former holder of NW Natural Common Stock unless and until such shareholder shall have properly surrendered to the Transfer Agent the NW Natural Certificate(s) formerly representing his or her shares of NW Natural Common Stock, together with a properly completed Transmittal Letter in such form as shall be provided to the shareholder by Holdco for that purpose. Further, until such NW Natural Certificate(s) are so surrendered, no dividend or other distribution payable to holders of record of Holdco Common Stock as of any date subsequent to the Effective Time shall be delivered to the holder of such NW Natural Certificate(s). However, subject to prior escheatment under applicable law, upon the proper surrender of such NW Natural Certificate(s), the Transfer Agent shall pay to the registered holder of the shares of Holdco Stock represented by such NW Natural Certificate(s) the amount without interest of any such cash, dividends or distributions which have accrued but remain unpaid with respect to such shares. Neither Holdco, NW Natural nor the Transfer Agent shall have any obligation to pay any interest on any such cash, dividends or distributions for any period prior to such payment.

    5.6 LOST, ETC., CERTIFICATES. Any former holder of NW Natural Common Stock whose certificate for shares of NW Natural Common Stock has been lost, destroyed, stolen or otherwise is missing shall be entitled to receive a certificate representing the shares of Holdco Common Stock to which he or she is entitled in accordance with and upon compliance with conditions imposed by the Transfer Agent or Holdco (including, without limitation, a requirement that the shareholder provide a lost


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


instruments indemnity or surety bond in form, in substance and amount satisfactory to the Transfer Agent and Holdco).

                                   ARTICLE 6
                       NORTHWEST NATURAL GAS STOCK PLANS

    NW Natural and Holdco shall take all actions required to provide that, from and after the Effective Time, all director, officer, employee, customer, shareholder and other plans of NW Natural or its affiliates, to the extent they directly or indirectly utilize NW Natural Common Stock, shall utilize Holdco Common Stock instead of NW Natural Common Stock.

                                   ARTICLE 7
                    NORTHWEST NATURAL CONVERTIBLE DEBENTURES

    7.1 Pursuant to Sections 6.01 and 11.15 of the Indenture (the "Indenture") dated January 15, 1987, between NW Natural and The Bank of New York, a New York corporation, (the "Trustee"), providing for NW Natural's 7 1/4% Convertible Debentures due March 1, 2012, NW Natural and Holdco shall enter into a supplemental indenture (the "Supplemental Indenture") immediately prior to the Effective Time which shall provide that the Holder of a Debenture may convert such Debenture, as provided for in Article 11 of the Indenture, into the amount of shares of Holdco Common Stock which such Holder would have owned immediately after the Merger if such Holder had converted the Debenture immediately before the Effective Time. The Supplemental Indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in Article 11 of the Indenture. Holdco shall mail to the Debentureholders a notice briefly describing the Supplemental Indenture.

    7.2 Pursuant to Section 11.15 of the Indenture, NW Natural shall deliver to the Trustee an Officers' Certificate and Opinion of Counsel, each stating that the Merger and Supplemental Indenture comply with Article 6 and Section 11.15 of the Indenture.

    7.3 With respect to this Article 7, capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Indenture.

                                   ARTICLE 8
                            CONDITIONS OF THE MERGER

    Completion of the Merger is subject to the satisfaction of the following conditions:

    8.1 SHAREHOLDER APPROVAL. The principal terms of this Agreement shall have been approved by such holders of capital stock of the parties hereto as is required by the Oregon Business Corporation Act.

    8.2 STOCK EXCHANGE LISTING. All conditions for the listing on the New York Stock Exchange as of the Effective Time of the Holdco Common Stock to be issued and to be reserved for issuance pursuant to the Merger shall have been satisfied.

    8.3 REGULATORY APPROVALS. All necessary orders, consents, authorizations, approvals or waivers from the Secretary of State of Oregon and all other regulatory bodies, boards or agencies, or from other third parties, shall have been received, remain in full force and effect, and shall not include, in the sole judgment of the Board of Directors of NW Natural, unacceptable conditions.


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


    8.4 FILINGS. All documents that are required to be filed pursuant to the Oregon Business Corporation Act shall have been duly executed and filed with the appropriate agency.

    8.5 TAX OPINION. NW Natural shall have received an opinion of Thelen Reid & Priest LLP confirming the United States federal income tax consequences of the Merger and reorganization contemplated by this Agreement.

                                   ARTICLE 9
                           AMENDMENT AND TERMINATION

    9.1 AMENDMENT. The parties to this Agreement, by consent of their respective boards of directors, may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing at any time before or after approval of this Agreement by the pre-Merger shareholders of NW Natural (as provided in Section 8.1 above); provided, however, that no such amendment, modification or supplement shall, if agreed to after such approval by the pre-Merger shareholders of NW Natural, change any of the principal terms of this Agreement in a manner that would materially and adversely affect the rights of the shareholders of NW Natural.

    9.2 TERMINATION. This Agreement may be terminated and the transactions provided for by this Agreement may be abandoned at any time, whether before or after approval of this Agreement by the pre-Merger shareholders of NW Natural, by action of the Board of Directors of NW Natural if such Board of Directors determines for any reason that the completion of the transactions provided for herein would for any reason be inadvisable or not in the best interests of NW Natural or its shareholders.

                                   ARTICLE 10
                                 MISCELLANEOUS

    10.1 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original hereof.

    10.2 OREGON LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Oregon, without giving effect to the conflict of laws principles thereof.

    IN WITNESS WHEREOF, NW Natural, Holdco and Merger Sub have each caused this Agreement to be executed by an authorized officer.

                                        NORTHWEST NATURAL GAS COMPANY

                                        By:__________________________
                                        Its:_________________________


                                        NORTHWEST ENERGY CORPORATION

                                        By:__________________________
                                        Its:_________________________




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

                                        NORTHWEST ENERGY SUB CORP.

                                        By:__________________________
                                        Its:_________________________

                                                                       EXHIBIT A
                                                                       ---------





                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       of

                          NORTHWEST NATURAL GAS COMPANY





                     as Filed and Effective __________, 200_

                                 STATE OF OREGON

                              CORPORATION DIVISION

Registry Number:
014302-14

         AMENDED AND RESTATED ARTICLES OF INCORPORATION
         Business Corporation

1.       The name of the corporation is Northwest Natural Gas Company.

2. A copy of the Amended and Restated Articles of Incorporation is attached.

3. The Amended and Restated Articles of Incorporation do not contain amendments which require shareholder approval. These Amended and Restated Articles were duly adopted by the Board of Directors.

Execution:        _____________          _____________         _________________
                  Signature              Printed Name          Title

Person to contact
about this filing:         C. J. Rue (503) 220-2411
                           Name      Daytime Phone

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                          NORTHWEST NATURAL GAS COMPANY

(These Amended and Restated Articles of Incorporation of Northwest Natural Gas Company supersede its theretofore existing Restated Articles of Incorporation and all amendments thereto.)


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


                                   ARTICLE I

A. The name of this corporation is NORTHWEST NATURAL GAS COMPANY, and its duration shall be perpetual.

                                   ARTICLE II

A. The purposes of the corporation are to engage in any lawful activity for which corporations may be organized under the Oregon Business Corporation Act.

                                  ARTICLE III

A. The aggregate number of shares of capital stock which the corporation shall have authority to issue is 63,500,000 shares, divided into 1,500,000 shares of Preferred Stock without par value, issuable in series as hereinafter provided, 2,000,000 shares of Preference Stock without par value, issuable in series as hereinafter provided, and 60,000,000 shares of Common Stock without par value.

B. A statement of the preferences, limitations and relative rights of each class of capital stock of the corporation, namely, the Preferred Stock, the Preference Stock and the Common Stock, of the variations in the relative rights and preferences as between series of the Preferred Stock and as between series of the Preference Stock, insofar as the same are fixed by these Amended and Restated Articles of Incorporation, and of the authority vested in the board of directors of the corporation to establish series of Preferred Stock and series of Preference Stock and to fix and determine the variations in the relative rights and preferences as between series insofar as the same are not fixed by these Amended and Restated Articles of Incorporation, is as follows:

                                 Preferred Stock

         1. The shares of the Preferred Stock may be divided into and issued in series. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series of the Preferred Stock and all other classes of capital stock of the corporation. To the extent that these Amended and Restated Articles of Incorporation shall not have established series of the Preferred Stock and fixed and determined the variations in the relative rights and preferences as between series, the board of directors shall have authority, and is hereby expressly vested with authority, to divide the Preferred Stock into series and, within the limitations set forth in these Amended and Restated Articles of Incorporation and such limitations as may be provided by law, to fix and determine the relative rights and preferences of any series of the Preferred Stock so established. Such action by the board of directors shall be expressed in a resolution or resolutions adopted by it prior to the issuance of shares of each series, which resolution or resolutions shall also set forth the distinguishing designation of the particular series of the Preferred Stock established thereby. Without limiting the generality of the foregoing,


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


authority is hereby expressly vested in the board of directors so to fix and determine with respect to any series of the Preferred Stock:

                (a)     The rate of dividend;

                (b) The price at which and the terms and conditions on which shares may be redeemed;

                (c) The amount payable upon shares in the event of voluntary and involuntary liquidation;

                (d) Sinking fund provisions, if any, for the redemption or purchase of shares; and

                (e) The terms and conditions, if any, on which shares may be converted if the shares of any series are issued with the privilege of conversion.

         All shares of the Preferred Stock of the same series shall be identical except that shares of the same series issued at different times may vary as to the dates from which dividends thereon shall be cumulative; and all shares of the Preferred Stock, irrespective of series, shall constitute one and the same class of stock, shall be of equal rank, and shall be identical except as to the designation thereof, the date or dates from which dividends on shares thereof shall be cumulative, and the relative rights and preferences set forth above in clauses (a) through (e) of this subdivision, as to which there may be variations between different series. Except as otherwise may be provided by law, by subdivision III.B.7., or by the resolutions establishing any series of Preferred Stock in accordance with the foregoing provisions of this subdivision, whenever the written consent, affirmative vote, or other action on the part of the holders of the Preferred Stock may be required for any purpose, such consent, vote or other action shall be taken by the holders of the Preferred Stock as a single class irrespective of series and not by different series.

         2. The holders of shares of the Preferred Stock of each series shall be entitled to receive dividends, when and as declared by the board of directors, out of any funds legally available for the payment of dividends, at the annual rate fixed and determined with respect to each series either by these Amended and Restated Articles of Incorporation or in accordance with subdivision III.B.1., and no more, payable quarterly on the 15th day of February, May, August and November in each year or on such other date or dates as the board of directors shall determine in the resolutions establishing such series. Such dividends shall be cumulative in the case of shares of each series either from the date of issuance of shares of such series or from the first day of the current dividend period within which shares of such series shall be issued, as the board of directors shall determine, so that if dividends on all outstanding shares of each particular series of the Preferred Stock, at the annual dividend rates fixed and determined by the board of directors for the respective series, shall not have been paid or declared and set apart for payment for all past dividend periods and for the then current dividend periods, the deficiency shall be fully paid or dividends equal thereto declared and set apart for payment at said rates before any dividends on the Preference Stock or the Common Stock shall be paid or declared and set apart for payment. In the event more than one series of the Preferred Stock shall be


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


outstanding, the corporation, in making any dividend payment on the Preferred Stock, shall make payments ratably upon all outstanding shares of the Preferred Stock in proportion to the amount of dividends accumulated thereon to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

         3. In the event of any dissolution, liquidation or winding up of the corporation, before any distribution or payment shall be made to the holders of the Preference Stock or the Common Stock, the holders of the Preferred Stock of each series then outstanding shall be entitled to be paid out of the net assets of the corporation available for distribution to its shareholders the respective amounts per share fixed and determined with respect to each series either by these Amended and Restated Articles of Incorporation or in accordance with subdivision III.B.1., and no more. If upon dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the net assets of the corporation available for distribution to its shareholders shall be insufficient to pay the holders of all outstanding shares of Preferred Stock of all series the full amounts to which they shall be respectively entitled as aforesaid, the entire net assets of the corporation available for distribution shall be distributed ratably to the holders of all outstanding shares of Preferred Stock of all series in proportion to the amounts to which they shall be respectively so entitled. For the purposes of this subdivision, any dissolu-tion, liquidation or winding up which may arise out of or result from the con-demnation or purchase of all or a major portion of the properties of the corporation by (i) the United States Government or any authority, agency or instrumentality thereof, (ii) a State of the United States or any political sub-division, authority, agency or instrumentality thereof, or (iii) a district, cooperative or other association or entity not organized for profit, shall be deemed to be an involuntary dissolution, liquidation or winding up; and a consolidation, merger or amalgamation of the corporation with or into any other corporation or corporations shall not be deemed to be a dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary.

         4.     (a)     Subject to the limitations set forth in subdivision
III.B.9. or fixed and determined in accordance with subdivision III.B.1., the Preferred Stock of all series, or of any series thereof, or any part of any series thereof, at any time outstanding, may be redeemed by the corporation, at its election expressed by resolution of the board of directors, at any time or from time to time, at the then applicable redemption price fixed and determined with respect to each series either by these Amended and Restated Articles of Incorporation or in accordance with subdivision III.B.1. If less than all of the shares of any series are to be redeemed, the redemption shall be made either pro rata or by lot in such manner as the board of directors shall determine.

                (b) In the event the corporation shall so elect to redeem shares of the Preferred Stock, notice of the intention of the corporation to do so and of the date and place fixed for redemption shall be mailed not less than thirty days before the date fixed for redemption to each holder of shares of the Preferred Stock to be redeemed at his address as it shall appear on the books of the corporation, and on and after the date fixed for redemption and specified in such notice (unless the corporation shall default in making payment of the redemption price), such holders shall cease to be shareholders of the corporation with respect to such shares and shall have no interest in or claim against the corporation with respect to such shares, excepting only the right to receive the redemption price therefor from the corporation on the date fixed for


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


redemption, without interest, upon endorsement, if required, and surrender of their certificates for such shares.

                (c) Contemporaneously with the mailing of notice of redemp-tion of any shares of the Preferred Stock as aforesaid or at any time thereafter on or before the date fixed for redemption, the corporation may, if it so elects, deposit the aggregate redemption price of the shares to be redeemed with any bank or trust company doing business in The City of New York, New York, or Portland, Oregon, having a capital and surplus of at least $25,000,000, named in such notice, payable on the date fixed for redemption in the proper amounts to the respective holders of the shares to be redeemed, upon endorsement, if required, and surrender of their certificates for such shares, and on and after the making of such deposit such holders shall cease to be shareholders of the corporation with respect to such shares and shall have no interest in or claim against the corporation with respect to such shares, excepting only the right to exercise such redemption, conversion or exchange rights, if any, on or before the date fixed for redemption as may have been provided with respect to such shares or the right to receive the redemption price of their shares from such bank or trust company on the date fixed for redemption, without interest, upon endorsement, if required, and surrender of their certificates for such shares.

                (d) If the corporation shall have elected to deposit the redemption moneys with a bank or trust company as permitted by subdivision (c) above, any moneys so deposited which shall remain unclaimed at the end of six years after the redemption date shall be repaid to the corporation, and upon such repayment holders of Preferred Stock who shall not have made claim against such moneys prior to such repayment shall be deemed to be unsecured creditors of the corporation for an amount, without interest, equal to the amount they would theretofore have been entitled to receive from such bank or trust company. Any redemption moneys so deposited which shall not be required for such redemption because of the exercise, after the date of such deposit, of any right of redemption, conversion or exchange or otherwise, shall be returned to the corporation forthwith. The corporation shall be entitled to receive any interest allowed by any bank or trust company on any moneys deposited with such bank or trust company as herein provided, and the holders of any shares called for redemption shall have no claim against any such interest.

                (e) Nothing herein contained shall limit any legal right of the corporation to purchase or otherwise acquire any shares of the Preferred Stock.

         5. The holders of shares of the Preferred Stock shall have no right to vote in the election of directors or for any other purpose, except as may be otherwise provided by law or by subdivisions III.B.6, 7 and 8. Holders of Preferred Stock shall be entitled to notice of each meeting of shareholders at which they shall have any right to vote, but shall not be entitled to notice of any other meeting of shareholders.

         6. (a) If at any time dividends payable on any share or shares of Preferred Stock shall be in arrears in an amount equal to four full quarterly dividends or more per share, a default in preferred dividends for the purpose of this subdivision shall be deemed to have occurred, and having so occurred, such default shall be deemed to exist thereafter until, but only until, all unpaid accumulated dividends on all shares of Preferred Stock shall have been paid to the last preceding dividend period. If and whenever a default in preferred dividends shall occur, a special meeting of shareholders of the corporation shall be held for the purpose of electing directors upon the written request of the holders of at least 10% of the total number of shares of Preferred Stock then outstanding. Such meeting shall be called by the secretary of the corporation upon such written request and shall be held at the earliest practicable date upon like notice as that required for the annual meeting of shareholders of the corporation and at the place for the holding of such annual meeting. If notice of such special meeting shall not be mailed by the secretary within thirty days after personal service of such written request upon the secretary of the corporation or within thirty days of mailing the same in the United States of America by registered mail addressed to the secretary at the principal office of the corporation, then the holders of at least 10% of the total number of shares of Preferred Stock then outstanding may designate in writing one of their number to call such meeting and the person so designated may call such meeting upon like notice as that required for the annual meeting of shareholders and to be held at the place for the holding of such annual meeting. Any holder of Preferred Stock so designated shall have access to the stock books of the corporation for the purpose of causing a meeting of shareholders to be called pursuant to the foregoing provisions of this subdivision.

                (b) At any such special meeting, or at the next annual meet-ing of shareholders of the corporation for the election of directors and at each other meeting, annual or special, for the election of directors held thereafter (unless at the time of any such meeting such default in preferred dividends shall no longer exist), the holders of the outstanding shares of Preferred Stock, voting separately as a class irrespective of series, shall have the right to elect the smallest number of directors which shall constitute at least one-fourth of the total number of directors of the corporation, or two directors, whichever shall be the greater, and the holders of the outstanding shares of Common Stock, voting as a class, shall have the right to elect all other members of the board of directors, anything herein or in the bylaws of the corporation to the contrary notwithstanding. The terms of office, as directors, of all persons who may be directors of the corporation at any time when such special right to elect directors shall become vested in the holders of the Preferred Stock shall terminate upon the election of any new directors to succeed them as aforesaid.

                (c) At any meeting, annual or special, of the corporation, at which the holders of Preferred Stock shall have the special right to elect directors as aforesaid, the presence in person or by proxy of the holders of a majority of the total number of shares of Preferred Stock then outstanding shall be required to constitute a quorum of such class for the election of directors, and the presence in person or by proxy of the holders of a majority of the total number of shares of Common Stock then outstanding shall be required to constitute a quorum of such class for the election of directors; provided, however, that the absence of a quorum of the holders of shares of any such class shall not prevent the election at any such meeting or adjournment thereof of directors by the other class, if the necessary quorum of the holders of such other class shall be present at such meeting or any adjournment thereof; and provided further, that in the absence of a quorum of holders of shares of any class, a majority of the holders of the shares of such class who are present in person or by proxy shall have power to adjourn the election of the directors to be elected by such class from time to time, without notice other than announcement at the meeting, until the requisite quorum of holders of such class shall be present in person or by proxy, but no such adjournment shall be made to a date beyond the date for the mailing of the notice of the next annual meeting of shareholders of the corporation or special meeting in lieu thereof.

                (d) So long as a default in preferred dividends shall exist, any vacancy in the office of a director elected by the holders of the Preferred Stock may be filled at any meeting of shareholders, annual or special, for the election of directors held thereafter, and a special meeting of shareholders, or of the holders of shares of the Preferred Stock, may be called for the purpose of filling any such vacancy. So long as a default in preferred dividends shall exist, any vacancy in the office of a director elected by the holders of the Common Stock may be filled by a majority vote of the remaining directors elected by the holders of Common Stock.

                (e) If and when the default in preferred dividends which permitted the election of directors by the holders of the Preferred Stock shall cease to exist, the holders of the Preferred Stock shall be divested of any special right with respect to the election of directors, and the voting power of the holders of the Preferred Stock and of the holders of the Common Stock shall revert to the status existing before the first dividend payment date on which dividends on the Preferred Stock were not paid in full, subject to revesting in the event of each and every subsequent like default in preferred dividends. Upon the termination of any such special right, the terms of office of all persons who may have been elected directors by vote of the holders of the Preferred Stock pursuant to such special right shall forthwith terminate, and the resulting vacancies shall be filled by the majority vote of the remaining directors.

         7. So long as any shares of the Preferred Stock shall be outstand-ing, the corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the total number of shares of the Preferred Stock then outstanding, (i) create or authorize any new class of stock ranking prior to the Preferred Stock as to dividends or upon dissolution, liquidation or winding up, or (ii) amend, alter or repeal any of the express terms of the Preferred Stock then outstanding in a manner substantially prejudicial to the holders thereof. Notwithstanding the foregoing provisions of this subdivision, if any proposed amendment, alteration or repeal of any of the express terms of any outstanding shares of the Preferred Stock would be substantially prejudicial to the holders of shares of one or more, but not all, of the series of the Preferred Stock, only the written consent or affirmative vote of the holders of at least two-thirds of the total number of outstanding shares of all series so affected shall be required. Any affirmative vote of the holders of the Preferred Stock, or of any one or more series thereof, which may be required in accordance with the foregoing provisions of this subdivision, upon a proposal to create or authorize any class of stock ranking prior to the Preferred Stock or to amend, alter or repeal the express terms of outstanding shares of the Preferred Stock or of any one or more series thereof in a manner substantially prejudicial to the holders thereof may be taken at a special meeting of the holders of the Preferred Stock or of the holders of one or more series thereof called for the purpose, notice of the time, place and purposes of which shall have been given to the holders of the shares of the Preferred Stock entitled to vote upon any such proposal, or at any meeting, annual or special, of the shareholders of the corporation, notice of the time, place and purposes of which shall have been given to holders of shares of the Preferred Stock entitled to vote on such a proposal.

         8. So long as any shares of the Preferred Stock shall be outstand-ing, the corporation shall not, without the written consent or affirmative vote of the holders of at least a majority of the total number of shares of Preferred Stock then outstanding:

                (a) issue any shares of the Preferred Stock, or of any other class of stock ranking prior to or on a parity with the Preferred Stock as to dividends or upon dissolution, liquidation or winding up, unless (i) the net income of the corporation available for the payment of dividends for a period of twelve consecutive calendar months within the fifteen calendar months immediately preceding the issuance of such shares (including, in any case in which such shares are to be issued in connection with the acquisition of new property, the net income of the property so to be acquired, computed on the same basis as the net income of the corporation) is at least equal to two times the annual dividend requirements on all shares of the Preferred Stock, and on all shares of all other classes of stock ranking prior to or on a parity with the Preferred Stock as to dividends or upon dissolution, liquidation or winding up, which will be outstanding immediately after the issuance of such shares, including the shares proposed to be issued, and (ii) the gross income of the corporation available for the payment of interest for a period of twelve consecutive calendar months within the fifteen calendar months immediately preceding the issuance of such shares (including, in any case in which such shares are to be issued in connection with the acquisition of new property, the gross income of the property so to be acquired, computed on the same basis as the gross income of the corporation) is at least equal to one and one-half times the aggregate of the annual interest requirements on all securities evidencing indebtedness of the corporation, and the annual dividend requirements on all shares of the Preferred Stock and on all shares of all other classes of stock ranking prior to or on a parity with the Preferred Stock as to dividends or upon dissolution, liquidation or winding up, which will be outstanding immediately after the issuance of such shares, including the shares proposed to be issued; or

                (b) issue any shares of the Preferred Stock, or of any other class of stock ranking prior to or on a parity with the Preferred Stock as to dividends or upon dissolution, liquidation or winding up, unless the aggregate of the capital of the corporation applicable to the Common Stock and the surplus of the corporation (paid-in, earned or other, if any) shall be not less than the aggregate amount payable on the involuntary dissolution, liquidation or winding up of the corporation on all shares of the Preferred Stock, and on all shares of all other classes of stock ranking prior to or on a parity with the Preferred Stock as to dividends or upon dissolution, liquidation or winding up, which will be outstanding immediately after the issuance of such shares, including the shares proposed to be issued; provided, however, that if, for the purposes of meeting the requirements of this subdivision, it shall become necessary to take into consideration any surplus of the corporation the corporation shall not thereafter pay any dividends on shares of the Preference Stock or the Common Stock which would result in reducing the aggregate of the capital of the corporation applicable to the Common Stock and the surplus of the corporation to an amount less than the aggregate amount payable, on involuntary dissolution, liquidation or winding up of the corporation, on all shares of the Preferred Stock and of any stock ranking prior to or on a parity with the Preferred Stock, as to dividends or upon dissolution, liquidation or winding up, at the time outstanding.

         In any case where it would be appropriate, under generally accepted accounting principles, to combine or consolidate the financial statements of any predecessor or subsidiary of the corporation with those of the corporation, the foregoing computations may be made on the basis of such combined or consolidated financial statements. Any affirmative vote of the holders of the Preferred Stock, which may be required in accordance with the foregoing provisions of this subdivision, may be taken at a special meeting of the holders of the Preferred Stock called for the purpose, notice of the time, place and purposes of which shall have been given to the holders of the outstanding shares of the Preferred Stock, or at any meeting, regular or special, of the shareholders of the corporation, notice of the time, place and purposes of which shall have been given to the holders of the outstanding shares of the Preferred Stock.

         9. The series of Preferred Stock heretofore established and outstanding on the date of the adoption of these Amended and Restated Articles of Incorporation, together with a statement of the rights and preferences of each series, are as follows:

                                  $7.125 Series

                (a) The Preferred Stock $7.125 Series, of which 90,000 shares were outstanding at the time of the adoption of these Amended and Restated Articles of Incorporation, shall have the following rights and preferences:

                        (i) (1) the rate of dividend of shares of said Series shall be $7.125 per annum plus that amount, if any, which will maintain each holder's after Federal income tax dividend yield on each dividend with respect to which any legislative enactment, administrative action, judicial decision or other change in law shall reduce or eliminate the dividends received deduction of 70% provided by Section 243(a)(1) of the Internal Revenue Code of 1986, as amended, as in effect on April 1, 1988 (the "Dividends Received Deduction"), at the level at which such yield would have been if such dividend had been paid to such holder on April 1, 1988 (each holder's after Federal income tax dividend yield on April 1, 1988 being calculated on the bases of (i) a cost per share of $100, (ii) the Dividends Received Deduction, and (iii) an assumed Federal income tax rate of 34%; and, thereafter, such holder's after Federal income tax dividend yield being calculated on the bases of (i) and (iii) and any reduced dividends received deduction at the time then in effect); provided, however, that any such increased dividend shall be payable only (A) on shares of said Series in respect of which the holder shall have delivered to the corporation no later than 360 days after the effective date of any such reduction or elimination of the Dividends Received Deduction a written notice (I) stating that such holder is entitled to an increased dividend as a result of such reduction or elimination, (II) specifying the amount per share of such increase, and (III) specifying the total number of shares of said Series held by such holder, and (B) in respect of dividends payable after the date of receipt of such notice by the corporation; (2) the dividend payment dates shall be the 15th days of February, May, August and November in each year, commencing on February 15, 1994; and (3) dividends shall be cumulative from December 1, 1993;

                        (ii) (1) other than as provided in subdivision (2) below, shares of said Series shall not be redeemable at the election of the corporation prior to May 1, 1998. On and after May 1, 1998, the shares of said Series may be redeemed, at the election of the corporation, at the following redemption prices:

If Redeemed                             If Redeemed
During 12-Months         Redemption     During 12-Months           Redemption
Period Ending              Price        Period Ending                Price
April 30                 Per Share      April 30                   Per Share
--------                 ---------      --------                   ---------

1999..................    $104.750      2004..................      $102.375
2000..................    $104.275      2005..................      $101.900
2001..................    $103.800      2006..................      $101.425
2002..................    $103.325      2007..................      $100.950
2003..................    $102.850      2008..................      $100.475

and thereafter $100 per share, plus an amount in each case equal to accrued unpaid dividends, if any, to the date of redemption; and (2) all but not less than all of the shares of said Series held by any holder which shall have given notice that such holder will be entitled to an increased dividend in accordance with subdivision (i)(1) above may be redeemed, at the election of the corporation, at the redemption price of $100 per share, plus an amount equal to accrued unpaid dividends to the date of redemption, within the period of 360 days commencing on the date of receipt by the corporation of such notice.

                        (iii) the amount payable upon shares of said Series in the event of involuntary liquidation shall be $100 per share and in the event of voluntary liquidation (1) occurring prior to May 1, 1994, shall be $107.125 per share, (2) occurring during the 12 months periods ending April 30, 1995, 1996, 1997 and 1998, shall be, respectively, $106.650, $106.175, $105.700 and
$105.225 per share and (3) occurring on or after May 1, 1998, shall be an amount equal to the then applicable redemption price of shares of said Series, plus in each case, an amount equal to accrued unpaid dividends, if any, to the date of payment;

                        (iv) shares of said Series shall not be, by their terms, convertible;

                        (v) shares of said Series shall be entitled to the benefits of a sinking fund as follows:

                                (1) The corporation (unless such action, in the
opinion of counsel for the corporation, would be contrary to any applicable law or to any rule or regulation of any governmental authority having jurisdiction in the premises) as a sinking fund for the retirement of shares of said Series, shall redeem, in the manner herein provided, 7,500 shares of said Series on June 15, 1994 and 7,500 shares of said Series on the 15th day of June of each year thereafter so long as any shares of said Series shall remain outstanding, at $100.00 per share plus accrued unpaid dividends to the date fixed for redemption. The total number of shares to be redeemed and the number of shares to be redeemed from any holder shall be adjusted to the nearest full share so that fractional shares need not be redeemed. The corporation may, on any redemption date as above provided and at its option, credit against its sinking fund obligation such number of shares of said Series theretofore redeemed by the corporation, otherwise than for the account of its sinking fund obligation, or such number of shares of said Series theretofore purchased by the corporation at a price per share not in excess of $100.00 plus accrued unpaid dividends, and in either case not theretofore applied as a credit on its sinking fund obligation.

The sinking fund for said Series shall not be cumulative. Notice of redemption for each sinking fund shall be given, and deposit of the aggregate redemption price may be made, subject to the general terms and provisions for redemption of the Preferred Stock set forth in subdivision III.B.4 of the Amended and Restated Articles of Incorporation;

                                (2) Shares of said Series redeemed pursuant to
the provisions of the sinking fund or credited thereto shall be cancelled, shall not be reissued as shares of said Series, and shall be restored to the status of authorized but unissued shares of the Preferred Stock of the corporation;

                                (3) Unless otherwise provided by law, nothing
herein contained shall prevent or in any manner restrict the Board of Directors of the corporation from authorizing and issuing any other series of Preferred Stock entitled to a purchase fund, sinking fund or other analogous device for the benefit of the holders of such other series of Preferred Stock of the corporation, whether or not the provisions therefor shall correspond with the provisions for said Series; provided that the dates on which such other fund or device shall operate in any particular year shall correspond with the date applicable to said Series and in the event there is a deficiency in the funds available in any particular year for the fulfillment of the maximum requirements of the purchase funds, sinking funds or other analogous devices of all outstanding series of Preferred Stock of the corporation in accordance with the terms thereof, such funds as are available in accordance with such terms for such purpose shall be prorated among all such series so that the percentage allocated to any particular series of Preferred Stock shall correspond with its portion of the total amount due; and

                                (4) After June 15, 1994, so long as any shares
of said Series shall be outstanding, no dividends on the Common Stock or the Preference Stock of the corporation shall, without the written consent or affirmative vote of the holders of at least a majority of the total number of shares of said Series then outstanding, be declared and set apart for payment, unless the corporation, on the June 15th immediately preceding the declaration of such dividend, shall have redeemed 7,500 shares of said Series at $100.00 per share plus accrued unpaid dividends to such June 15th or in accordance with the terms hereof shall have taken credits against the shares of said Series sinking fund which, with shares redeemed pursuant to such fund obligation, aggregate 7,500 shares of said Series; and

                        (vi) Whenever any of the dates mentioned with respect to said Series shall not be a full business day in the City of Portland, Oregon, then any action to be taken on said date may be taken on the next succeeding full business day.

                                Preference Stock

         10. The shares of the Preference Stock may be divided into and issued in series. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series of the Preference Stock and all other classes of capital stock of the corporation. To the extent that these Amended and Restated Articles of Incorporation shall not have established series of the Preference Stock and fixed and determined the variations in the relative rights and preferences as between series, the board of directors shall have authority, and is hereby expressly vested with authority, to divide the Preference Stock into series and, within the limitations set forth in these Amended and Restated Articles of Incorporation and such limitations as may be provided by law, to fix and determine the relative rights and preferences of any series of the Preference Stock so established. Such action by the board of directors shall be expressed in a resolution or resolutions adopted by it prior to the issuance of shares of each series, which resolution or resolutions shall also set forth the distinguishing designation of the particular series of the Preference Stock established thereby. Without limiting the generality of the foregoing, authority is hereby expressly vested in the board of directors so to fix and determine with respect to any series of the Preference Stock:

                (a)     The rate of dividend;

                (b) The price at which and the terms and conditions on which shares may be redeemed;

                (c) The amount payable upon shares in the event of voluntary and involuntary liquidation;

                (d) Sinking fund provisions, if any, for the redemption or purchase of shares;

                (e) The terms and conditions, if any, on which shares may be converted if the shares of any series are issued with the privilege of conversion; and

                (f) Any other relative right or preference as permitted by law.

         All shares of the Preference Stock of the same series shall be identical except that shares of the same series issued at different times may vary as to the dates from which dividends thereon shall be cumulative; and all shares of the Preference Stock, irrespective of series, shall constitute one and the same class of stock, shall be of equal rank, and shall be identical except as to the designation thereof, the date or dates from which dividends on shares thereof shall be cumulative, and the relative rights and preferences set forth above in clauses (a) through (f) of this subdivision, as to which there may be variations between different series. Except as otherwise may be provided by law or by the resolutions establishing any series of Preference Stock in accordance with the foregoing provisions of this subdivision, whenever the written consent, affirmative vote, or other action on the part of the holders of the Preference Stock may be required for any purpose, such consent, vote or other action shall be taken by the holders of the Preference Stock as a single class irrespective of series and not by different series.

         11. The payment of dividends on the shares of the Preference Stock shall be subordinate to the dividend and other distributive rights of the holders of the Preferred Stock. No dividend shall be paid on the Preference Stock, unless (i) dividends on all outstanding shares of each particular series of the Preferred Stock, at the annual dividend rates fixed and determined either by these Amended and Restated Articles of Incorporation or in accordance with subdivision III.B.1., shall have been paid or declared and set apart for payment for all past dividend periods and for the then current dividend periods, and
(ii) all amounts due and payable to the holders of the Preferred Stock, by virtue of purchase funds, sinking funds, or other analogous devices for the retirement of the Preferred Stock, or by virtue of dissolution, liquidation or winding up of the corporation, shall have been paid or funds for the payment thereof shall have been set apart for payment. Subject to the foregoing, the holders of shares of the Preference Stock of each series shall be entitled to receive dividends, when and as declared by the board of directors, out of any funds legally available for the payment of dividends, at the annual rate fixed and determined with respect to each series either by these Amended and Restated Articles of Incorporation or in accordance with subdivision III.B.10., and no more, payable quarterly on the 15th day of February, May, August and November in each year or on such other date or dates as the board of directors shall determine in the resolutions establishing such series. Such dividends shall be cumulative in the case of shares of each series either from the date of issuance of shares of such series or from the first day of the current dividend period within which shares of such series shall be issued, as the board of directors shall determine, so that if dividends on all outstanding shares of each particular series of the Preference Stock, at the annual dividend rates fixed and determined either by these Amended and Restated Articles of Incorporation or in accordance with subdivision III.B.10., shall not have been paid or declared and set apart for payment for all past dividend periods and for the then current dividend periods, the deficiency shall be fully paid or dividends equal thereto declared and set apart for payment at said rates before any dividends on the Common Stock shall be paid or declared and set apart for payment. In the event more than one series of the Preference Stock shall be outstanding, the corporation, in making any dividend payment on the Preference Stock, shall make payments ratably upon all outstanding shares of the Preference Stock in proportion to the amount of dividends accumulated thereon to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

         12. Distribution or payment upon dissolution, liquidation or winding up of the corporation to the holders of the Preference Stock shall be subordinate to the dividend and other distributive rights of the holders of the Preferred Stock. No such distribution or payment shall be made on the Preference Stock, unless all amounts due by virtue of the dissolution, liquidation or winding up of the corporation to the holders of all outstanding shares of the Preferred Stock of all series shall have been paid or funds for the payment thereof set apart for payment. Subject to the foregoing, in the event of any dissolution, liquidation or winding up of the corporation, before any distribution or payment shall be made to the holders of the Common Stock, the holders of the Preference Stock of each series then outstanding shall be entitled to be paid out of the net assets of the corporation available for distribution to its shareholders the respective amounts per share fixed and determined with respect to each series either by these Amended and Restated Articles of Incorporation or in accordance with subdivision III.B.10., and no more. If upon dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the net assets of the corporation available for distribution to its shareholders (after all amounts due by virtue of the dissolution, liquidation or winding up of the corporation to the holders of all outstanding shares of the Preferred Stock of all series shall have been paid or funds for the payment thereof set apart for payment) shall be insufficient to pay the holders of all outstanding shares of Preference Stock of all series the full amounts to which they shall be respectively entitled as aforesaid, the net assets of the corporation so available for distribution shall be distributed ratably to the holders of all outstanding shares of Preference Stock of all series in proportion to the amounts to which they shall be respectively so entitled. For the purposes of this subdivision, any dissolution, liquidation or winding up which may arise out of or result from the condemnation or purchase of all or a major portion of the properties of the corporation by (i) the United States Government or any authority, agency or instrumentality thereof (ii) a

State of the United States or any political subdivision, authority, agency or instrumentality thereof, or (iii) a district, cooperative or other association or entity not organized for profit, shall be deemed to be an involuntary dissolution, liquidation or winding up; and a consolidation, merger or amalgamation of the corporation with or into any other corporation or corporations shall not be deemed to be a dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary.

         13.    (a)     Subject to the limitations set forth in subdivision
III.B.15., or fixed and determined in accordance with subdivision III.B.10., the Preference Stock of all series, or of any series thereof, or any part of any series thereof, at any time outstanding, may be redeemed by the corporation, at its election expressed by resolution of the board of directors, at any time or from time to time, at the then applicable redemption price fixed and determined with respect to each series either by these Amended and Restated Articles of Incorporation or in accordance with subdivision III.B.10. If less than all of the shares of any series are to be redeemed, the redemption shall be made either pro rata or by lot in such manner as the board of directors shall determine.

                (b) In the event the corporation shall so elect to redeem shares of the Preference Stock, notice of the intention of the corporation to do so and of the date and place fixed for redemption shall be mailed not less than thirty days before the date fixed for redemption to each holder of shares of the Preference Stock to be redeemed at his address as it shall appear on the books of the corporation, and on and after the date fixed for redemption and specified in such notice (unless the corporation shall default in making payment of the redemption price), such holders shall cease to be shareholders of the corporation with respect to such shares and shall have no interest in or claim against the corporation with respect to such shares, excepting only the right to receive the redemption price therefor from the corporation on the date fixed for redemption, without interest, upon endorsement, if required, and surrender of their certificates for such shares.

                (c) Contemporaneously with the mailing of notice of redemp-tion of any shares of the Preference Stock as aforesaid or at any time there-after on or before the date fixed for redemption, the corporation may, if it so elects, deposit the aggregate redemption price of the shares to be redeemed with any bank or trust company doing business in The City of New York, New York, or Portland, Oregon, having a capital and surplus of at least $25,000,000, named in such notice, payable on the date fixed for redemption in the proper amounts to the respective holders of the shares to be redeemed, upon endorsement, if required, and surrender of their certificates for such shares, and on and after the making of such deposit such holders shall cease to be shareholders of the corporation with respect to such shares and shall have no interest in or claim against the corporation with respect to such shares, excepting only the right to exercise such redemption, conversion or exchange rights, if any, on or before the date fixed for redemption as may have been provided with respect to such shares or the right to receive the redemption price of their shares from such bank or trust company on the date fixed for redemption, without interest, upon endorsement, if required, and surrender of their certificates for such shares.

                (d) If the corporation shall have elected to deposit the redemption moneys with a bank or trust company as permitted by subdivision (c) above, any moneys so deposited which shall remain unclaimed at the end of six years after the redemption date shall be repaid to the corporation, and upon such repayment holders of Preference Stock who shall not have made claim against such moneys prior to such repayment shall be deemed to be unsecured creditors of the corporation for an amount, without interest, equal to the amount they would theretofore have been entitled to receive from such bank or trust company. Any redemption moneys so deposited which shall not be required for such redemption because of the exercise, after the date of such deposit, of any right of redemption, conversion or exchange or otherwise, shall be returned to the corporation forthwith. The corporation shall be entitled to receive any interest allowed by any bank or trust company on any moneys deposited with such bank or trust company as herein provided, and the holders of any shares called for redemption shall have no claim against any such interest.

                (e) Nothing herein contained shall limit any legal right of the corporation to purchase or otherwise acquire any shares of the Preference Stock.

         14. The holders of shares of the Preference Stock shall have no right to vote in the election of directors or for any other purpose, except as may be otherwise provided by law or by resolutions establishing any series of Preference Stock in accordance with subdivision III.B.10. Holders of Preference Stock shall be entitled to notice of each meeting of shareholders at which they shall have any right to vote, but shall not be entitled to notice of any other meeting of shareholders.

         15. The series of Preference Stock heretofore established and outstanding on the date of the adoption of these Amended and Restated Articles of Incorporation, together with a statement of the rights and preferences of each series, are as follows:

                                  $6.95 Series

                (a) The Preference Stock $6.95 Series, of which 250,000 shares were outstanding at the time of the adoption of these Amended and Restated Articles of Incorporation, shall have the following rights and preferences:

                        (i) The rate of dividend of shares of said Series shall be $6.95 per annum; the dividend payment dates shall be the 15th days of February, May, August and November in each year, commencing on February 15, 1993; and dividends shall be cumulative from the date of original issue;

                        (ii) The shares of said Series shall not be redeem-able prior to December 31, 2002; and on such date, all of the outstanding shares of said Series shall be subject to mandatory redemption (unless such action, in the opinion of counsel for the corporation, would be contrary to any applicable law or to any rule or regulation of any governmental authority having jurisdic-tion in the premises) at the mandatory redemption price of $100 per share, plus unpaid accumulated dividends; provided, however, that the payment of such mandatory redemption price shall be subordinate to the dividend and other distributive rights of the Preferred Stock, so that such redemption price shall not be paid and the shares of said Series shall not be redeemed unless (i) dividends on all outstanding shares of each particular series of the Preferred Stock, at the annual dividend rates fixed and determined either by these Amended and Restated Articles of Incorporation or in accordance with subdivision III.B.1 thereof, shall have been paid or declared and set apart for payment for all past dividend periods and for the then current dividend periods, and (ii) all amounts due and payable to the holders of Preferred Stock, by virtue of purchase funds, sinking funds, or other analogous devices for the retirement of the Preferred Stock, or by virtue of dissolution, liquidation or winding up of the corporation, shall have been paid or funds for the payment thereof shall have been set apart for payment;

                        (iii) The amount payable upon shares of said Series in the event of either involuntary or voluntary liquidation shall be $100 per share, plus unpaid accumulated dividends, if any, to the date of payment;

                        (iv) All shares of said Series redeemed by the corporation shall be cancelled and thereupon restored to the status of authorized but unissued Preference Stock of the corporation, undesignated as to series; and

                        (v) Whenever any of the dates mentioned with respect to said Series shall not be a full business day in the City of Portland, Oregon, then any action to be taken on said date may be taken on the next succeeding full business day.

                                  Common Stock

         16. Subject to the limitations set forth in subdivisions III.B.2. and 11. (and subject to the rights of any class of stock hereafter authorized), dividends may be paid upon the Common Stock when and as declared by the board of directors of the corporation out of any funds legally available for the payment of dividends.

         17. Subject to the limitations set forth in subdivisions III.B.3. and 12. (and subject to the rights of any other class of stock hereafter authorized), upon any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the net assets of the corporation shall be distributed ratably to the holders of the Common Stock.

         18. Subject to the limitations set forth in subdivisions III.B.6, 7, 8, 9 and 15. (and subject to the rights of any class of stock hereafter created), and except as may be otherwise provided by law or by the resolutions establishing any series of Preference Stock in accordance with subdivision III.B.10., the holders of the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. In the election of directors of the corporation, every holder of record of any share or shares of the Common Stock of the corporation shall have the right to cast as many votes for in the election as shall equal the number of shares that the holder owns.

         19. Upon the issuance for money or other consideration of any shares of capital stock of the corporation, or of any security convertible into capital stock of the corporation, no holder of shares of the capital stock, irrespective of the class or kind thereof, shall have any preemptive or other right to subscribe for, purchase or receive any proportionate or other amount of such shares of capital stock, or such security convertible into capital stock, proposed to be issued; and the board of directors may cause the corporation to dispose of all or any of such shares of capital stock, or of any such security convertible into capital stock, as and when said board may determine, free of any such right, either by offering the same to the corporation's then shareholders or by otherwise selling or disposing of such shares or other securities, as the board of directors may deem advisable.

                                   ARTICLE IV

A. The business and affairs of the corporation shall be managed by a board of directors. Except as provided in subdivision B. below, the number of members of the board, their terms of office, and the manner of their election and removal shall be as follows:

        1. The number of directors shall be that number, not less than three or more than six, determined from time to time by resolution adopted by affirmative vote of a majority of the entire board of directors.

        2. A director shall hold office until the annual meeting for the year in which his or her term shall expire and until his or her successor shall have been elected and qualified, subject, however, to prior death, resignation, retirement or removal from office. Any newly created directorship resulting from an increase in the number of directors and any other vacancy on the board of directors, however caused, may be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The term of a director elected to fill a newly created directorship or any other vacancy shall expire at the next shareholders' meeting at which directors are elected.

        3. One or more of the directors may be removed with or without cause by the affirmative vote of the holders of not less than two-thirds of the shares entitled to vote thereon at a meeting of the shareholders called expressly for that purpose.

        4. No person, except those persons nominated by the board, shall be eligible for election as a director at any annual or special meeting of shareholders unless a written request that his or her name be placed in nomination shall be received from a shareholder of record entitled to vote at such election by the secretary of the corporation not later than the latter of
(a) the thirtieth day prior to the date fixed for the meeting, or (b) the tenth day after the mailing of notice of that meeting, together with the written consent of the nominee to serve as a director.

B. Notwithstanding the provisions of subdivision A. above, whenever the holders of any one or more classes of the capital stock of the corporation shall have the right, voting separately as a class or classes, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the provisions of these Amended and Restated Articles of Incorporation applicable thereto. The board of directors shall consist of such directors in addition to the directors determined as provided in subdivision A. above.

C. This Article IV may not be repealed or amended in any respect unless such action shall be approved by the affirmative vote of the holders of not less than two-thirds of the shares entitled to vote at an election of directors determined as provided in subdivision A. above, at a meeting of the shareholders called expressly for that purpose.

                                   ARTICLE V

         No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for conduct as a director; provided that this Article V shall not eliminate the liability of a director for any act or omission for which such elimination of liability is not permitted under the Oregon Business Corporation Act. No amendment to the Oregon Business Corporation Act that further limits the acts or omissions for which elimination of liability is permitted shall affect the liability of a director for any act or omission which occurs prior to the effective date of such amendment.

                                   ARTICLE VI

         The corporation shall indemnify to the fullest extent then permitted by law any person who is made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (including an action, suit or proceeding by or in the right of the corporation) by reason of the fact that the person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against all judgments, amounts paid in settlement, fines and such expenses (including attorneys' fees), actually and reasonably incurred in connection therewith. This Article shall not be deemed exclusive of any other provisions for indemnification of directors and officers that may be included in any statute, bylaw, agreement, vote of shareholders or directors or otherwise, both as to action in any official capacity and as to action in another capacity while holding an office.

                                                                       EXHIBIT B
                                                                       ---------

                  BYLAWS

                  OF

                  NORTHWEST

                  NATURAL

                  GAS

                  COMPANY

                  AS ADOPTED BY THE BOARD OF DIRECTORS
                  JULY 17, 1975
                  AS AMENDED AND RESTATED ON _______________

                                    CONTENTS

ARTICLE I. OFFICES........................................................... 1
   Section 1.     Office......................................................1
   Section 2.     Registered Office...........................................1
ARTICLE II. MEETINGS OF SHAREHOLDERS..........................................1
   Section 1.     Annual Meeting..............................................1
   Section 2.     Special Meetings............................................1
   Section 3.     Notice......................................................2
   Section 4.     Fixing Record Date..........................................2
   Section 5.     Record of Shareholders......................................2
   Section 6.     Quorum......................................................3
   Section 7.     Voting......................................................3
   Section 8.     Conduct of Meetings.........................................3
ARTICLE III. BOARD OF DIRECTORS...............................................4
   Section 1.     Directors...................................................4
   Section 2.     Chairman of the Board.......................................4
   Section 3.     Lead Director...............................................4
   Section 4.     Retired Directors...........................................4
   Section 5.     Compensation................................................5
ARTICLE IV. MEETINGS OF THE BOARD OF DIRECTORS................................5
   Section 1.     Regular Meetings............................................5
   Section 2.     Special Meetings............................................5
   Section 3.     Waiver of Notice............................................5
   Section 4.     Quorum......................................................6
   Section 5.     Manner of Acting............................................6
   Section 6.     Action Without a Meeting....................................6
ARTICLE V. COMMITTEES OF THE BOARD............................................6
   Section 1.     Executive Committee.........................................6
   Section 2.     Audit Committee.............................................6
   Section 3.     Retirement Committee........................................7
   Section 4.     Pension Committee...........................................7
   Section 5.     Organization and Executive Compensation Committee...........7
   Section 6.     Environmental Policy Committee..............................8
   Section 7.     Finance Committee...........................................8
   Section 8.     Other Committees............................................8
   Section 9.     Changes of Size and Function................................8
   Section 10.    Conduct of Meetings.........................................8
   Section 11.    Compensation............................................... 9
ARTICLE VI. NOTICES..........................................................10
   Section 1.     Form and Manner............................................10
   Section 2.     Waiver.....................................................10
ARTICLE VII. OFFICERS........................................................10
   Section 1.     Election...................................................10
   Section 2.     Compensation...............................................10
   Section 3.     Term.......................................................10
   Section 4.     Removal....................................................11

   Section 5.     President..................................................11
   Section 6.     Vice Presidents............................................11
   Section 7.     Secretary..................................................11
   Section 8.     Treasurer..................................................11
ARTICLE VIII. CONTRACTS, LOANS, CHECKS AND DEPOSITS..........................12
   Section 1.     Contracts..................................................12
   Section 2.     Loans......................................................12
   Section 3.     Checks and Drafts..........................................12
   Section 4.     Deposits...................................................12
ARTICLE IX. CERTIFICATES FOR SHARES AND THEIR TRANSFER.......................12
   Section 1.     Certificates for Shares....................................12
   Section 2.     Transfer...................................................13
   Section 3.     Owner of Record............................................13
ARTICLE X. INDEMNIFICATION AND INSURANCE.....................................13
   Section 1.     Indemnification............................................13
   Section 2.     Insurance..................................................14
ARTICLE XI. SEAL.............................................................14
ARTICLE XII. AMENDMENTS......................................................14


The following Bylaws were adopted by Northwest Natural Gas Company on ____________, amending and restating Bylaws adopted on July 17, 1975 pursuant to an Agreement and Plan of Merger dated ______________, which superseded amended Bylaws originally adopted in conformity with an order of the District Court of the United States for the District of Oregon enforcing a plan for rearrangement of the Company's capital structure effective December 31, 1951, and subsequently amended by the stockholders on May 17, 1954, May 20, 1957, May 21, 1973, and May 20, 1974.

                                     BYLAWS
                                       OF
                         NORTHWEST NATURAL GAS COMPANY


                                   ARTICLE I.

                                    OFFICES

    SECTION 1. OFFICE. The principal office of the company shall be located in the City of Portland, Oregon. The company also may have offices at such other places both within and without the State of Oregon as the board of directors from time to time may determine.

    SECTION 2. REGISTERED OFFICE. The registered office of the company required by law to be maintained in the state shall be at the same location as the principal office unless otherwise designated by resolution of the board of directors.


                                  ARTICLE II.

                            MEETINGS OF SHAREHOLDERS

    SECTION 1. ANNUAL MEETING. The annual meeting of shareholders of the company for the election of directors and for the transaction of other business shall be held at the company's office in the City of Portland, Oregon, or such other place in that City as shall be determined by the board of directors, on the fourth Thursday of May in each year, unless such day shall be a legal holiday, in which event such meeting shall be held on the next business day. If such meeting shall not be held on such day in any year, it shall be held within 60 days thereafter on such day as shall be fixed by the board of directors and be specified in the notice of the meeting. Every such meeting shall be held at the hour of two o'clock p.m., or at such other hour as shall be fixed by the board and specified in such notice.

    SECTION 2. SPECIAL MEETINGS. Special meetings of the shareholders of the company may be called by the board of directors or the holders of not less than one-tenth of all shares entitled to vote at the meeting. Each special meeting shall be held for such purposes, at such place in the City of Portland, Oregon, and at such time as shall be specified in the notice thereof.

    SECTION 3. NOTICE. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 50 days before the date of the meeting, either personally or by mail, by or at the direction of the board of directors or the persons calling the meeting, to each shareholder of record entitled to vote at such meeting.

    SECTION 4. FIXING RECORD DATE. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 50 days and, in the case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

    SECTION 5. RECORD OF SHAREHOLDERS. The officer or agent having charge of the transfer books for shares of the company shall make, at least 10 days before each meeting of shareholders, a complete record of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order with the address of and the number of shares held by each, which record, for a period of 10 days prior to such meeting, shall be kept on file at the registered office of the company and shall be subject to inspection by any shareholder at any time during usual business hours. Such record also shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original transfer books for shares shall be prima facie evidence as to who are the shareholders entitled to examine such record or transfer books or to vote at any meeting of the shareholders.

    SECTION 6. QUORUM. A majority of the shares of the company entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of shareholders. If a quorum is present, in person or by proxy, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number, or voting by classes, is required by law or the Amended and Restated Articles of Incorporation.

        If a quorum shall not be represented at any meeting of shareholders, the shareholders represented may adjourn the meeting from time to time without further notice. At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders represented at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

    SECTION 7. VOTING. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by law or the Amended and Restated Articles of Incorporation. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his or her duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the company before or at the time of the meeting.

    SECTION 8. CONDUCT OF MEETINGS. Every meeting of shareholders shall be presided over by the chairman of the board, in his or her absence by the president, in their absence by a vice president or, if none be present, by a chairman appointed by the shareholders present at the meeting. The minutes of such meeting shall be recorded by the secretary or an assistant secretary but, if neither be present, by a secretary appointed for that purpose by the chairman of the meeting.

                                  ARTICLE III.

                               BOARD OF DIRECTORS

    SECTION 1. DIRECTORS. The business and affairs of the company shall be managed by its board of directors. The number of members of the board, their classification and terms of office, and the manner of their election and removal shall be determined as provided by the Amended and Restated Articles of Incorporation. Directors need not be residents of the State of Oregon or shareholders of the company. No person who has reached the age of 72 years shall be eligible to be elected a director, but a director may serve until the next annual meeting of shareholders after reaching that age.

    SECTION 2. CHAIRMAN OF THE BOARD. The board of directors may elect one of its members as chairman of the board. The chairman of the board, if that position be filled, shall preside at all meetings of the shareholders and the board of directors and shall have such other duties and responsibilities as may be prescribed by the board of directors. If there shall be no chairman of the board, or in his or her absence or disability, the president also shall exercise the duties and responsibilities of that position.

    SECTION 3. LEAD DIRECTOR. The board of directors shall elect one of its members as lead director. The lead director shall, in the absence of the chairman of the board and the president, preside at meetings of the board of directors and shall preside at all meetings of the executive committee. The lead director shall have such other duties and responsibilities as may be prescribed by the board of directors.

    SECTION 4. RETIRED DIRECTORS. Any person who, upon retirement as a director after reaching age 72, shall have served as a director of the company for ten or more years shall be appointed a retired director of the company for life. Any other person who shall have served as a director of the company may be elected by the board as a retired director of the company for one or more terms of one year or less. A retired director may attend meetings of the board but shall not have the right to vote at such meetings.

    SECTION 5. COMPENSATION. Directors shall receive such reasonable compensation for their services as may be fixed from time to time by resolution of the board of directors, and shall be reimbursed for their expenses properly incurred in the performance of their duties as directors. No such payment shall preclude any director from serving the company in any other capacity and receiving such reasonable compensation for such services as may be fixed by resolution of the board.

    Retired directors who retired prior to January 1, 1998 shall receive such compensation as from time to time may be fixed by resolution of the board of directors as the annual retainer for members of the board of directors. Directors who retire subsequent to December 31, 1997 shall not be entitled to receive such compensation.

                                  ARTICLE IV.

                       MEETINGS OF THE BOARD OF DIRECTORS

    SECTION 1. REGULAR MEETINGS. Regular meetings of the board of directors shall be held in the company's offices at two o'clock p.m., Pacific Time, on the fourth Thursday of February, April, May, July and September, and on the third Thursday of December, or on such other date or at such other hour and place as shall be specified in the notice of meeting. The date, time and place for holding regular meetings of the board of directors may be changed upon the giving of notice to all directors by or at the request of the chairman of the board or the president. The board may provide by resolution the time and place either within or without the State of Oregon for holding of meetings or may omit the holding of any meeting without other notice than such resolution. SECTION 2. SPECIAL MEETINGS. Special meetings of the board of directors may be called by or at the request of the chairman of the board, the lead director, the president or any two directors. The person or persons authorized to call special meetings of the board may fix any place, either within or without the State of Oregon, as the place for holding any special meeting of the board called by them. Notice of the time and place of special meetings shall be given to each director at least one day in advance by the secretary or other officer performing his or her duties.

    SECTION 3. WAIVER OF NOTICE. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise provided by law or the Amended and Restated Articles of Incorporation, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

    SECTION 4. QUORUM. A majority of the number of directors at any time fixed by resolution adopted by the affirmative vote of a majority of the entire board of directors shall constitute a quorum for the transaction of business. If a quorum shall not be present at any meeting of directors, the directors present may adjourn the meeting from time to time without further notice until a quorum shall be present.

    SECTION 5. MANNER OF ACTING. Except as otherwise provided by law or the Amended and Restated Articles of Incorporation, the act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors. SECTION 6. ACTION WITHOUT A MEETING. Any action required or permitted to be taken at a meeting of the board of directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.

                                   ARTICLE V.

                            COMMITTEES OF THE BOARD

    SECTION 1. EXECUTIVE COMMITTEE. The board of directors at any time, by resolution adopted by a majority of the board of directors, may appoint an executive committee composed of the chairman of the board, the lead director, and such other number of directors as the board may from time to time determine. The lead director, or in his or her absence, the chairman of the board, shall act as chairman. The committee shall have and may exercise all of the authority of the board of directors in the management of the company, except with respect to matters upon which by law only the board of directors may act. The duties of the committee shall include recommending to the board nominees for election as directors, the conduct of periodic reviews of board effectiveness and the performance of such other functions as the board by resolution from time to time may direct.

    SECTION 2. AUDIT COMMITTEE. The board of directors at any time, by resolution adopted by a majority of the board of directors, may appoint an audit committee composed of [three] or more directors, none of whom shall be an officer of the company. The board shall designate one member of the committee as chairman. The duties of the committee shall be to discuss and review with the company's independent auditors the annual audit of the company, including the scope of the audit, and report the results of this review to the board; to meet with the independent auditors at such other times as the committee shall deem to be advisable; and to perform such other functions as the board by resolution from time to time may direct.

    SECTION 3. RETIREMENT COMMITTEE. The board of directors at any time, by resolution adopted by a majority of the board of directors, may appoint a retirement committee composed of [three] or more directors, a majority of whom shall not be members under the company's Non-Bargaining Unit Employees Retirement Plan established by the board. Any action required or permitted to be taken by the committee must be approved by both (a) a majority of the committee members present at a meeting at which a quorum is present, and (b) a majority of the total number of committee members who are not members under said Plan. The chairman of the committee shall not be a member under said Plan. The duties of the committee shall be to monitor the general administration of the company's Non-Bargaining Unit Employees Retirement Plan and the committee shall be responsible for monitoring the carrying out of its provisions as more fully set forth under the terms of the Plan.

    SECTION 4. PENSION COMMITTEE. The board of directors at any time, by resolution adopted by a majority of the board of directors, may appoint [three] or more directors to serve on the pension committee provided for in the company's Bargaining Unit Employees Retirement Plan established by the board. The duties of the committee shall be to monitor the general administration of the Bargaining Unit Employees Retirement Plan and the committee shall be responsible for monitoring the carrying out of its provisions as more fully set forth under the terms of the Plan.

    SECTION 5. ORGANIZATION AND EXECUTIVE COMPENSATION COMMITTEE. The board of directors at any time, by resolution adopted by a majority of the board of directors, may appoint an organization and executive compensation committee composed of [three] or more directors, none of whom shall be an officer of the company. The board shall designate one member of the committee as chairman. The duties of the committee shall be to discuss and review the management of the affairs of the company relating to its organization and to executive personnel and their compensation, and to perform such other functions as the board by resolution from time to time may direct.

    SECTION 6. ENVIRONMENTAL POLICY COMMITTEE. The board of directors at any time, by resolution adopted by a majority of the board of directors, may appoint an environmental policy committee composed of three or more directors, a majority of whom shall not be officers or retired officers of the company. Any action required or permitted to be taken by the committee must be approved by both (a) a majority of the committee members present at a meeting at which a quorum is present, and (b) a majority of the total number of committee members who are not officers or retired officers of the company. The board shall designate one member of the committee who is not an officer or retired officer of the company as chairman. The duties of the committee shall be to develop and recommend to the board appropriate environmental policies and to perform such other functions as the board by resolution from time to time may direct.

    SECTION 7. FINANCE COMMITTEE. The board of directors at any time, by resolution adopted by a majority of the board of directors, may appoint a finance committee composed of three or more directors, a majority of whom shall not be officers or retired officers of the company. Any action required or permitted to be taken by the committee must be approved by both (a) a majority of the committee members present at a meeting at which a quorum is present, and
(b) a majority of the total number of committee members who are not officers or retired officers of the company. The board shall designate one member of the committee who is not an officer or retired officer of the company as chairman. The duties of the committee shall be to discuss and review the management of the affairs of the company relating to financing, including the development of long-range financial planning goals and financial policy, and to perform such other functions as the board by resolution from time to time may direct.

    SECTION 8. OTHER COMMITTEES. The board of directors at any time, by resolution adopted by a majority of the board of directors, may appoint from among its members such other committees and the chairmen thereof as it may deem to be advisable. Each such committee shall have such powers and authority as are set forth in the resolutions pertaining thereto from time to time adopted by the board.

    SECTION 9. CHANGES OF SIZE AND FUNCTION. Subject to the provisions of law, the board of directors shall have the power at any time to increase or decrease the number of members of any committee, to fill vacancies thereon, to change any members thereof and to change the functions and terminate the existence thereof.

    SECTION 10. CONDUCT OF MEETINGS. Each committee shall conduct its meetings in accordance with the applicable provisions of these bylaws relating to the conduct of meetings of the board of directors. Each committee shall adopt such further rules and regulations regarding its conduct, keep such minutes and other records and appoint such subcommittees and assistants as it shall deem to be appropriate.

    SECTION 11. COMPENSATION. Persons serving on any committee shall receive such reasonable compensation for their services on such committee as may be fixed by resolution of the board of directors, provided that no person shall receive compensation for his or her services on any committee while serving as an officer of the company.

                                  ARTICLE VI.

                                    NOTICES

    SECTION 1. FORM AND MANNER. Whenever, under the provisions of law or the Amended and Restated Articles of Incorporation, notice is required to be given to any director or shareholder, unless otherwise specified, it shall be given in writing by mail addressed to such director or shareholder at his or her address as it appears on the stock transfer books or other records of the company, with postage thereon prepaid, and such notice shall be deemed to be delivered when deposited in the United States Mail. Notice to directors also shall be given by telephone or in any other manner which is reasonably calculated to give adequate notice.

    SECTION 2. WAIVER. Whenever any notice whatever is required to be given under the provisions of law, the Amended and Restated Articles of Incorporation or these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                  ARTICLE VII.

                                    OFFICERS

    SECTION 1. ELECTION. The board of directors, at its first meeting following the annual meeting of shareholders each year, shall elect one of its members as president and shall elect a secretary. At such meeting, or at any other time it shall deem appropriate, the board may elect one or more vice presidents and a treasurer. The board also may elect or appoint such other officers and agents as it may deem necessary. Any two or more offices may be held by the same person, except the offices of president and secretary.

    SECTION 2. COMPENSATION. The officers of the company shall receive such reasonable compensation for their services as from time to time may be fixed by resolution of the board of directors. SECTION 3. TERM. The term of office of all officers shall commence upon their election or appointment and shall continue until the first meeting of the board of directors following the annual meeting of shareholders and thereafter until their successors shall be elected or until their resignation or removal. A vacancy occurring in any office of the company for whatever reason may be filled by the board.

    SECTION 4. REMOVAL. Any officer or agent elected or appointed by the board of directors may be removed by the board whenever in its judgment the best interests of the company will be served thereby but such removal shall be without prejudice to the contract rights, if any, of the officer or agent so removed.

    SECTION 5. PRESIDENT. Unless otherwise determined by the board of directors, the president shall be the chief executive officer of the company and, subject to the control of the board of directors, shall be responsible for the general administration and operation of the company. He shall have such other duties and responsibilities as may pertain to such office or be prescribed by the board of directors. In the absence or disability of the president, an officer designated by the board shall exercise the duties and responsibilities of the president.

    SECTION 6. VICE PRESIDENTS. Each vice president shall have such duties and responsibilities as may be prescribed by the board of directors and the president. The board or the president may confer a special title upon a vice president.

    SECTION 7. SECRETARY. The secretary shall record and keep the minutes of the shareholders in one or more books provided for that purpose; see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; and perform such other duties as may be prescribed by the board or the president. The secretary shall have custody of the corporate seal of the company and shall affix the seal to any instrument requiring it and attest the same by his or her signature.

    The assistant secretaries shall have such duties as may be prescribed from time to time by the board, the president or the secretary. In the absence or disability of the secretary, his or her duties shall be performed by an assistant secretary.

    SECTION 8. TREASURER. The treasurer shall have charge and custody and be responsible for all funds and securities of the company; deposit all moneys and other valuable effects in the name and to the credit of the company in such depositories as may be designated by the board of directors; and disburse the funds of the company as may be authorized by the board and take proper vouchers for such disbursements. The treasurer shall have such other duties as may be prescribed from time to time by the board or the president. In the absence or disability of the treasurer, his or her duties shall be performed by an assistant treasurer.

                                 ARTICLE VIII.

                     CONTRACTS, LOANS, CHECKS AND DEPOSITS

    SECTION 1. CONTRACTS. The board of directors by resolution may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the company, and such authority may be general or confined to specific instances.

    SECTION 2. LOANS. No loans shall be contracted on behalf of the company and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances. SECTION 3. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the company shall be signed by such officer or officers, agent or agents of the company and in such manner as shall from time to time be determined by resolution of the board of directors.

    SECTION 4. DEPOSITS. All funds of the company not otherwise employed shall be deposited from time to time to the credit of the company in such banks, trust companies or other depositories as the board of directors or officers of the company designated by the board may select, or be invested as authorized by the board.

                                  ARTICLE IX.

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

    SECTION 1. CERTIFICATES FOR SHARES. Certificates representing shares of the company shall be issued only for whole numbers of shares and shall be in such form as the board of directors may, from time to time, prescribe in accordance with the laws of the State of Oregon. Such certificates shall be signed by the president or a vice president and by the secretary or an assistant secretary and sealed with the corporate seal or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles thereof. In case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the company as the board may authorize.

    SECTION 2. TRANSFER. Shares of stock of the company shall be transferable on the books of the company by the holder of record thereof, or by his or her legal representative who shall furnish proper evidence of authority to transfer, or by his or her attorney thereunto authorized by duly executed power of attorney, and on surrender for cancellation of the certificates for such shares. The board of directors may appoint one or more transfer agents and registrars of stock of the company.

    SECTION 3. OWNER OF RECORD. The company shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                   ARTICLE X.

                         INDEMNIFICATION AND INSURANCE

    SECTION 1. INDEMNIFICATION. The company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise or any employee benefit plan, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the defense or settlement of such action, suit or proceeding to the fullest extent permissible under the Oregon Business Corporation Act or the indemnification provisions of any successor Act. The foregoing rights of indemnification shall not be exclusive of any other rights to which any such person so indemnified may be entitled, under any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office; shall continue as to a person who has ceased to be a director, officer, employee or agent; and shall inure to the benefit of the heirs, executors and administrators of such a person.

    SECTION 2. INSURANCE. The company may purchase and maintain insurance (and pay the entire premium therefor) on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the company would have the power to indemnify him or her against such liability under the provisions of the Oregon Business Corporation Act or any successor Act; and on behalf of any person who is or was a fiduciary under the Employee Retirement Income Security Act of 1974 with regard to an employee benefit plan of the company against any liability asserted against him or her and incurred by him or her in his or her fiduciary capacity.

                                  ARTICLE XI.

                                      SEAL

         The corporate seal of the company shall be circular in form and shall bear an inscription containing the name of the company, the year of its organization, the state of its incorporation and the words "Corporate Seal."

                                  ARTICLE XII.

                                   AMENDMENTS

         These bylaws, or any of them, may be altered, amended or repealed, or new bylaws adopted, by resolution of a majority of the board of directors, subject to repeal or change by action of the shareholders.

                                  CERTIFICATE

         I, C. J. Rue, Secretary of Northwest Natural Gas Company, a corporation organized and existing under the laws of the State of Oregon, HEREBY CERTIFY that the foregoing eight printed pages entitled "Bylaws of Northwest Natural Gas Company" constitute a full and true copy of the Bylaws of said corporation as of the date hereof.

         WITNESS my hand and the seal of said corporation this ______ day of
________________________________.





                                                C. J. Rue
                                                Secretary

                                                                       EXHIBIT C
                                                                       ---------


                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                          NORTHWEST ENERGY CORPORATION

(These Amended and Restated Articles of Incorporation of NORTHWEST ENERGY CORPORATION supersede its theretofore existing Articles of Incorporation and all amendments thereto.)

                                    ARTICLE I

A. The name of this corporation is NORTHWEST ENERGY CORPORATION, and its duration shall be perpetual.

                                   ARTICLE II

A. The purposes of the corporation are to engage in any lawful activity for which corporations may be organized under the Oregon Business Corporation Act.

                                   ARTICLE III

A. The aggregate number of shares of capital stock which the corporation shall have the authority to issue is 90,000,000 shares, divided into 10,000,000 shares of Preferred Stock without par value, 65,000,000 shares of Common Stock without par value, and 15,000,000 shares of Class B Common Stock without par value.

B. A statement of the preferences, limitations and relative rights of each class of capital stock of the corporation, namely, the Preferred Stock, the Common Stock and the Class B Common Stock, and of the authority vested in the Board of Directors of the corporation to establish series of Preferred Stock and to fix and determine the variations in the relative rights and preferences as between series insofar as the same are not fixed by these Amended and Restated Articles of Incorporation, is as follows:

                                 PREFERRED STOCK

     1. The Board of Directors of the corporation shall have the authority to divide the Preferred Stock into series and to determine the designation, preferences, limitations and relative rights of the shares of each series so established, all to the extent and in the manner provided by law.

                      COMMON STOCK AND CLASS B COMMON STOCK

     2. Subject to the limitations, if any, specified with respect to the Preferred Stock, or any series thereof, dividends may be paid on the Common Stock and the Class B Common Stock when and as declared by the Board of Directors of the corporation out of any funds legally available for the payment of dividends, and dividends shall be distributed ratably in accordance with their holdings to the holders of the Common Stock and the Class B Common Stock. The rights of the holders of shares of Common Stock and of the Class B Common Stock to receive dividends, when and as declared by the Board of Directors of the corporation, shall be identical, and no dividend shall be declared or paid with respect to the Common Stock or the Class B Common Stock unless a dividend of the same nature and equal in amount per share shall also be declared and paid with respect to the other class of common stock.

     3. Subject to the limitations, if any, specified with respect to the Preferred Stock, or any series thereof, upon any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the net assets of the corporation shall be distributed ratably in accordance with their holdings to the holders of the Common Stock and of the Class B Common Stock. The rights of the holders of shares of Common Stock and of the Class B Common Stock upon any dissolution, liquidation, or winding up of the corporation, whether voluntary or involuntary, shall be identical, and no such distribution shall be declared or made with respect to the Common Stock or the Class B Common Stock unless a distribution of the same nature and equal in amount per share shall also be declared and made with respect to the other class of common stock.

     4. All voting power shall be vested exclusively in the holders of shares of the Common Stock, except to the extent any statute of the State of Oregon shall expressly otherwise provide, and except as and to the extent otherwise specified with respect to the Preferred Stock, or any series thereof, and each holder of the Common Stock shall, in the election of directors and upon each other matter coming before any meeting of shareholders, be entitled to one vote for each share of such stock standing in the name of such holder on the books of the corporation.

     5. If the corporation shall at any time (i) declare a stock dividend upon the Common Stock payable in shares of its Common Stock, or (ii) make any distribution upon the Common Stock payable in shares of Common Stock, or (iii) subdivide the outstanding shares of Common Stock into a greater number of shares or (iv) combine the outstanding shares of Common Stock into a smaller number of shares, then and in any such event the corporation shall also, declare, make or effect a ratable stock dividend or distribution or subdivision on the Class B Common Stock payable in shares of Class B Common Stock that is, on a per share basis, equal in effect to that declared, made or effected on the Common Stock.

     6. Each share of Class B Common Stock shall be convertible, at the option of the holder thereof, into one share of Common Stock; provided, however, that if, after giving effect to any proposed act of conversion, the holder of Class B Common Stock would thereby then own shares of Common Stock entitled to cast five percent (5%) or more of the total number of votes entitled to be cast by all issued and outstanding shares of Common Stock, the act of conversion shall be effective only as to those shares of Class B Common Stock that, when converted, would result in the holder owning shares of Common Stock entitled to cast less than five percent (5%) of the total number of votes entitled to be cast by all then issued and outstanding shares of Common Stock and shall be ineffective and of no force or effect with respect to the balance of the shares of Class B Common Stock. The holder of Class B Common Stock shall convert shares of Class B Common Stock by surrendering to the corporation at any office of the corporation, or at the office of the transfer agent or registrar thereof, for cancellation, the certificate representing the shares of Class B Common Stock to be converted, and such other documentation that the corporation may reasonably request in connection with such conversion, and, upon such surrender, shall be entitled to receive one or more certificates representing the number of shares of Common Stock that the corporation is required to issue upon conversion of shares of Class B Common Stock as provided herein. As used in this subdivision III.B.6, the term holder shall include any beneficial owner of Class B Common Stock and beneficial owner shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on the Effective Date (as defined in subdivision IV.A.1 below), and any person's beneficial ownership of Common Stock and Class B Common Stock shall be calculated in accordance with the provisions of such Rule; provided, however, that for purposes of calculating beneficial ownership of Common Stock entitled to cast votes, beneficial ownership of shares of Class B Common Stock shall be excluded.

     7. Upon the conversion of shares of Class B Common Stock, or upon any other acquisition by the corporation of shares of Class B Common Stock, by purchase or otherwise, such shares of Class B Common Stock shall be cancelled and retired, and may not be reissued.

     8. Upon the issuance for money or other consideration of any shares of capital stock of the corporation or of any security convertible into or exchangeable for shares of capital stock of the corporation, no holder of shares of the capital stock of the corporation, irrespective of the class or kind thereof, shall have any preemptive or other right to subscribe for, purchase or receive any proportionate or other amount of such shares of capital stock, or such security convertible into shares of capital stock, proposed to be issued; and the Board of Directors of the corporation may cause the corporation to dispose of all or any of such shares of capital stock, or any such security convertible into or exchangeable for shares of capital stock, as such Board of Directors of the corporation may determine, free of any such right, either by offering the same to the corporation's then shareholders or by otherwise selling or disposing of such shares or other securities, as the Board of Directors may deem advisable.

                                   ARTICLE IV

A. The business and affairs of the corporation shall be managed by a board of directors. Except as provided in subdivision B below, the number of members of the board, their classifications and terms of office, and the manner of their election and removal shall be as follows:

     1. The number of directors shall be that number, not less than nine or more than fourteen, determined from time to time by resolution adopted by affirmative vote of a majority of the entire board of directors. The directors shall be divided into three classes, designated Class I, Class II, and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors. The terms of office of directors shall be classified as follows: (a) the term of Class I shall expire at the first annual meeting of shareholders following the effective date of these Amended and Restated Articles of Incorporation (the "Effective Date"), (b) the term of Class II shall expire at the second annual meeting of shareholders following the Effective Date and (c) the term of Class III shall expire at the third annual meeting of shareholders following the Effective Date. At each succeeding annual meeting of shareholders, successors to directors whose terms expire at that annual meeting shall be of the same class as the directors they succeed, and shall be elected for three-year terms. If the number of directors should be changed by resolution of the board of directors, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

     2. A director shall hold office until the annual meeting for the year in which his or her term shall expire and until his or her successor shall have been elected and qualified, subject, however, to prior death, resignation, retirement or removal from office. Any newly created directorship resulting from an increase in the number of directors and any other vacancy on the board of directors, however caused, may be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The term of a director elected to fill a newly created directorship or any other vacancy shall expire at the next shareholders' meeting at which directors are elected.

     3. One or more of the directors may be removed with or without cause by the affirmative vote of the holders of not less than two-thirds of the shares entitled to vote thereon at a meeting of the shareholders called expressly for that purpose, except that no Enron Director, as such term is define in the Securityholders and Registration Rights Agreement dated as of _____________, among Enron Corp., the Company, and other entities named as parties thereto (the "Enron Securityholders' Agreement"), a copy of which is on file with the Secretary of the Company, may be removed without cause by the shareholders without the express written consent of Enron, as provided in Section 2.3 of the Enron Securityholders' Agreement.

     4. No person, except those persons nominated by the board, shall be eligible for election as a director at any annual or special meeting of shareholders unless a written request that his or her name be placed in nomination shall be received from a shareholder of record entitled to vote at such election by the secretary of the corporation not later than the later of (a) the thirtieth day prior to the date fixed for the meeting or (b) the tenth day after the mailing of notice of that meeting, together with the written consent of the nominee to serve as a director.

B. This Article IV may not be repealed or amended in any respect unless such action shall be approved by the affirmative vote of the holders of not less than two-thirds of the shares entitled to vote at an election of directors determined as provided in subdivision A. above, at a meeting of the shareholders called expressly for that purpose.

                                   ARTICLE V

A.   For purposes of this Article V:

     1. The term "Affiliate", as used to indicate a relationship with a specified "Person" (as hereinafter defined), shall mean a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

     2. The term "Associate", as used to indicate a relationship with a specified Person, shall mean (a) any Person (other than the corporation) of which such specified Person is a director, officer, partner, trustee, guardian, fiduciary or official or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities or any beneficial interest, (b) any Person who is a director, officer, partner, trustee, guardian, fiduciary or official or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities or any beneficial interest of or in such specified Person (other than the corporation), and (c) any relative or spouse of such specified Person, or any relative of such spouse who has the same home as such specified Person.

     3. The term "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on the Effective Date; provided, however, that, notwithstanding the provisions of such Rule, a Person shall be deemed to be the Beneficial Owner of any share of the capital stock of the corporation that such Person shall have the right to acquire at any time pursuant to any agreement, contract, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise, and any such share of capital stock shall be deemed to be outstanding for purposes of subdivision V.A.9.

     4. The term "Business Transaction" shall include, without limitation, (a) any merger, consolidation or plan of exchange of the corporation, or any Person controlled by or under common control with the corporation, with or into any "Related Person" (as hereinafter defined), (b) any merger, consolidation or plan of exchange of a Related Person with or into the corporation or any Person controlled by or under common control with the corporation, (c) any sale, lease, exchange, transfer or other disposition (in one transaction or a series of transactions) including without limitation a mortgage or any other security device, of all or any "Substantial Part" (as hereinafter defined) of the property and assets of the corporation, or any Person controlled by or under common control with the corporation, to or with a Related Person, (d) any purchase, lease, exchange, transfer or other acquisition (in one transaction or a series of transactions), including without limitation a mortgage or any other security device, of all or any Substantial Part of the property and assets of a Related Person, by or with the corporation or any Person controlled by or under common control with the corporation, (e) any ecapitalization of the corporation that would have the effect of increasing the voting power of a Related Person, (f) the issuance, sale, exchange or other disposition of any securities of the corporation, or of any Person controlled by or under common control with the corporation, by the corporation or by any Person controlled by or under common control with the corporation, (g) any liquidation, spinoff, splitoff, splitup or dissolution of the corporation, and (h) any agreement, contract or other arrangement providing for any of the transactions described in this subdivision.

     5. The term "Continuing Director" shall mean a director who was a director of the corporation on the Effective Date and a director who shall become a director subsequent thereto whose election, or whose nomination for election by the shareholders, shall have been approved by a vote of a majority of the then Continuing Directors.

     6. The term "Highest Purchase Price" shall mean, with respect to the shares of any class or series of the capital stock of the corporation, the highest amount of consideration paid by a Related Person for a share of the same class and series at any time regardless of whether the share was acquired before or after such Related Person became a Related Person; provided, however, that the Highest Purchase Price shall be appropriately adjusted to reflect the occurrence of any reclassification, recapitalization, stock split, reverse stock split or other readjustment in the number of outstanding shares of that class or series, or the declaration of a stock dividend thereon. The Highest Purchase Price shall include any brokerage commissions, transfer taxes and soliciting dealers' fees paid by such Related Person with respect to any shares of the capital stock acquired by such Related Person.

     7. The term "Other Consideration" shall include, without limitation, capital stock to be retained by the shareholders of the corporation in a Business Transaction in which the corporation shall be the survivor.

     8. The term "Person" shall mean any natural person, corporation, partnership, trust, firm, association, government, governmental agency or any other entity whether acting in an individual, fiduciary or other capacity.

     9. The term "Related Person" shall mean (a) any Person which, together with its Affiliates and Associates, shall be the Beneficial Owner in the aggregate of 10 percent or more of the capital stock of the corporation, and (b) any Affiliate or Associate (other than the corporation or a wholly owned subsidiary of the corporation) of any such Person. Notwithstanding anything to the contrary in this Article V, during the period beginning on the Effective Date and ending on the Termination Date (as such term is defined in the Enron Securityholders' Agreement) neither Enron Corp., an Oregon corporation, any of its Affiliates or Associates nor any of their successors or assigns shall be deemed to be a Related Person under this Article V. Two or more Persons acting in concert for the purpose of acquiring, holding or disposing of the capital stock of the corporation shall be deemed to be a "Related Person". A Related Person shall be deemed to have acquired a share of capital stock at the time when such Related Person became the Beneficial Owner thereof. With respect to the shares of the capital stock of the corporation owned by any Related Person, if the price paid for such shares cannot be determined by a majority of the Continuing Directors, the price so paid shall be deemed to be the market price of the shares in question at the time when such Related Person became the Beneficial Owner thereof.

     10. The term "Substantial Part" shall mean 10 percent or more of the fair market value of the total assets of a Person, as reflected on the most recent balance sheet of such Person available to the Continuing Directors on the date of mailing of the notice of the meeting of shareholders called for the purpose of voting with respect to a Business Transaction involving the assets constituting any such Substantial Part.

B. The corporation shall not enter into any Business Transaction with a Related Person or in which a Related Person shall have an interest (except proportionately as a shareholder of the corporation) without first obtaining both (1) the affirmative vote of the holders of not less than two-thirds of the outstanding shares of the capital stock of the corporation not held by such Related Person, and (2) the determination of a majority of the Continuing Directors that the cash or fair market value of the property, securities or Other Consideration to be received per share by the holders, other than such Related Person, of the shares of each class or series of the capital stock of the corporation in such Business Transaction shall not be less than the Highest Purchase Price paid by such Related Person in acquiring any of its holdings of shares of the same class or series, unless the Continuing Directors by a majority vote shall either (a) have expressly approved the acquisition of the shares of the capital stock of the corporation that caused such Related Person to become a Related Person, or (b) have expressly approved such Business Transaction.

C. For the purposes of this Article V, a majority of the Continuing Directors shall have the power to make a good faith determination, on the basis of information known to them, of: (1) the number of shares of capital stock of the corporation of which any Person shall be the Beneficial Owner, (2) whether a Person is an Affiliate or Associate of another Person, (3) whether a Person has an agreement, contract, arrangement or understanding with another Person as to the matters referred to in subdivision V.A.3. or clause (h) of subdivision V.A.4., (4) the Highest Purchase Price paid by a Related Person for shares of any class or series of the capital stock, (5) whether the assets subject to any Business Transaction constitute a Substantial Part, (6) whether any Business Transaction is one in which a Related Person has an interest (except proportionately as a shareholder of the corporation), and (7) such other matters with respect to which a determination may be required under this Article V.

D. In determining whether to give their approval as provided in subdivision V.B., the Continuing Directors shall give due consideration to all relevant factors involved, including, without limitation, (1) the value of the corporation in a freely negotiated transaction and its future value as an independent entity, (2) the recognition of gain or loss to the corporation for tax purposes or the postponement of such recognition in a tax-free transaction, (3) the anticipated developments of the business of the corporation not yet reflected in the price of its shares, and (4) the impact on employees, customers, suppliers and the public generally within the geographical area it serves.

E. This Article V may not be repealed or amended in any respect unless such action shall be approved by the affirmative vote of the holders of not less than two-thirds of the capital stock of the corporation not held by a Related Person at a meeting of the shareholders called expressly for that purpose.

                                   ARTICLE VI

No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for conduct as a director; provided that this Article VI shall not eliminate the liability of a director for any act or omission for which such elimination of liability is not permitted under the Oregon Business Corporation Act. No amendment to the Oregon Business Corporation Act that further limits the acts or omissions for which elimination of liability is permitted shall affect the liability of a director for any act or omission which occurs prior to the effective date of such amendment.

                                  ARTICLE VII

The corporation shall indemnify to the fullest extent then permitted by law any person who is made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (including an action, suit or proceeding by or in the right of the corporation) by reason of the fact that the person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against all judgments, amounts paid in settlement, fines and such expenses (including attorneys' fees), actually and reasonably incurred in connection therewith. This Article shall not be deemed exclusive of any other provisions for indemnification of directors and officers that may be included in any statute, bylaw, agreement, vote of shareholders or directors or otherwise, both as to action in any official capacity and as to action in another capacity while holding an office.

                                                                       EXHIBIT D
                                                                       ---------


                  BYLAWS

                  of

                  NORTHWEST

                  ENERGY

                  CORPORATION


                  As Adopted by the Board of Directors
                  _________, 200_
                  As Amended Through _________, 200_

                                    CONTENTS

ARTICLE I. OFFICES............................................................1
   Section 1.     Office......................................................1
   Section 2.     Registered Office...........................................1
ARTICLE II. MEETINGS OF SHAREHOLDERS..........................................1
   Section 1.     Annual Meeting..............................................1
   Section 2.     Special Meetings............................................1
   Section 3.     Notice......................................................2
   Section 4.     Fixing Record Date..........................................2
   Section 5.     Record of Shareholders......................................2
   Section 6.     Quorum......................................................3
   Section 7.     Voting......................................................3
   Section 8.     Conduct of Meetings.........................................3
ARTICLE III. BOARD OF DIRECTORS...............................................4
   Section 1.     Directors...................................................4
   Section 2.     Chairman of the Board.......................................4
   Section 3.     Lead Director...............................................4
   Section 4.     Retired Directors...........................................4
   Section 5.     Compensation................................................4
ARTICLE IV. MEETINGS OF THE BOARD OF DIRECTORS................................5
   Section 1.     Regular Meetings............................................5
   Section 2.     Special Meetings............................................5
   Section 3.     Waiver of Notice............................................5
   Section 4.     Quorum......................................................5
   Section 5.     Manner of Acting............................................5

   Section 6.     Action Without a Meeting....................................6
ARTICLE V. COMMITTEES OF THE BOARD............................................6
   Section 1.     Executive Committee.........................................6
   Section 2.     Audit Committee.............................................6
   Section 3.     Retirement Committee........................................6
   Section 4.     Pension Committee...........................................7
   Section 5.     Organization and Executive Compensation Committee...........7
   Section 6.     Environmental Policy Committee..............................7
   Section 7.     Finance Committee...........................................8
   Section 8.     Other Committees............................................8
   Section 9.     Changes of Size and Function................................8
   Section 10.    Conduct of Meetings.........................................8
   Section 11.    Compensation................................................8
ARTICLE VI. NOTICES...........................................................9
   Section 1.     Form and Manner.............................................9
   Section 2.     Waiver......................................................9
ARTICLE VII. OFFICERS.........................................................9
   Section 1.     Election....................................................9
   Section 2.     Compensation................................................9
   Section 3.     Term........................................................9
   Section 4.     Removal....................................................10
   Section 5.     President..................................................10
   Section 6.     Vice Presidents............................................10
   Section 7.     Secretary..................................................10

   Section 8.     Treasurer..................................................10
ARTICLE VIII. CONTRACTS, LOANS, CHECKS AND DEPOSITS..........................11
   Section 1.     Contracts..................................................11
   Section 2.     Loans......................................................11
   Section 3.     Checks and Drafts..........................................11
   Section 4.     Deposits...................................................11
ARTICLE IX. CERTIFICATES FOR SHARES AND THEIR TRANSFER.......................11
   Section 1.     Certificates for Shares....................................11
   Section 2.     Transfer...................................................12
   Section 3.     Owner of Record............................................12
ARTICLE X. INDEMNIFICATION AND INSURANCE.....................................12
   Section 1.     Indemnification............................................12
   Section 2.     Insurance..................................................13
ARTICLE XI. SEAL.............................................................13
ARTICLE XII. AMENDMENTS......................................................13

                                     BYLAWS
                                       OF
                          NORTHWEST ENERGY CORPORATION

                                   ARTICLE I.

                                     OFFICES


     Section 1. Office. The principal office of the company shall be located in the City of Portland, Oregon. The company also may have offices at such other places both within and without the State of Oregon as the board of directors from time to time may determine.

     Section 2. Registered Office. The registered office of the company required by law to be maintained in the state shall be at the same location as the principal office unless otherwise designated by resolution of the board of directors.


                                   ARTICLE II.

                            MEETINGS OF SHAREHOLDERS

     Section 1. Annual Meeting. The annual meeting of shareholders of the company for the election of directors and for the transaction of other business shall be held at the company's office in the City of Portland, Oregon, or such other place in that City as shall be determined by the board of directors, on the fourth Thursday of May in each year, unless such day shall be a legal holiday, in which event such meeting shall be held on the next business day. If such meeting shall not be held on such day in any year, it shall be held within 60 days thereafter on such day as shall be fixed by the board of directors and be specified in the notice of the meeting. Every such meeting shall be held at the hour of two o'clock p.m., or at such other hour as shall be fixed by the board and specified in such notice.

     Section 2. Special Meetings. Special meetings of the shareholders of the company may be called by the board of directors or the holders of not less than one-tenth of all shares entitled to vote at the meeting. Each special meeting shall be held for such purposes, at such place in the City of Portland, Oregon, and at such time as shall be specified in the notice thereof.

     Section 3. Notice. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 50 days before the date of the meeting, either personally or by mail, by or at the direction of the board of directors or the persons calling the meeting, to each shareholder of record entitled to vote at such meeting.

     Section 4. Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 50 days and, in the case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

     Section 5. Record of Shareholders. The officer or agent having charge of the transfer books for shares of the company shall make, at least 10 days before each meeting of shareholders, a complete record of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order with the address of and the number of shares held by each, which record, for a period of 10 days prior to such meeting, shall be kept on file at the registered office of the company and shall be subject to inspection by any shareholder at any time during usual business hours. Such record also shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original transfer books for shares shall be prima facie evidence as to who are the shareholders entitled to examine such record or transfer books or to vote at any meeting of the shareholders.

     Section 6. Quorum. A majority of the shares of the company entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of shareholders. If a quorum is present, in person or by proxy, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number, or voting by classes, is required by law or the Amended and Restated Articles of Incorporation.

          If a quorum shall not be represented at any meeting of shareholders, the shareholders represented may adjourn the meeting from time to time without further notice. At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders represented at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     Section 7. Voting. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by law or the Amended and Restated Articles of Incorporation. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his or her duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the company before or at the time of the meeting.

     Section 8. Conduct of Meetings. Every meeting of shareholders shall be presided over by the chairman of the board, in his or her absence by the president, in their absence by a vice president or, if none be present, by a chairman appointed by the shareholders present at the meeting. The minutes of such meeting shall be recorded by the secretary or an assistant secretary but, if neither be present, by a secretary appointed for that purpose by the chairman of the meeting.

                                  ARTICLE III.

                               BOARD OF DIRECTORS

     Section 1. Directors. The business and affairs of the company shall be managed by its board of directors. The number of members of the board, their classification and terms of office, and the manner of their election and removal shall be determined as provided by the Amended and Restated Articles of Incorporation. Directors need not be residents of the State of Oregon or shareholders of the company. No person who has reached the age of 72 years shall be eligible to be elected a director, but a director may serve until the next annual meeting of shareholders after reaching that age.

     Section 2. Chairman of the Board. The board of directors may elect one of its members as chairman of the board. The chairman of the board, if that position be filled, shall preside at all meetings of the shareholders and the board of directors and shall have such other duties and responsibilities as may be prescribed by the board of directors. If there shall be no chairman of the board, or in his or her absence or disability, the president also shall exercise the duties and responsibilities of that position.

     Section 3. Lead Director. The board of directors shall elect one of its members as lead director. The lead director shall, in the absence of the chairman of the board and the president, preside at meetings of the board of directors and shall preside at all meetings of the executive committee. The lead director shall have such other duties and responsibilities as may be prescribed by the board of directors.

     Section 4. Retired Directors. Any person who, upon retirement as a director after reaching age 72, shall have served as a director of the company for ten or more years shall be appointed a retired director of the company for life. Any other person who shall have served as a director of the company may be elected by the board as a retired director of the company for one or more terms of one year or less. A retired director may attend meetings of the board but shall not have the right to vote at such meetings.

     Section 5. Compensation. Directors shall receive such reasonable compensation for their services as may be fixed from time to time by resolution of the board of directors, and shall be reimbursed for their expenses properly incurred in the performance of their duties as directors. No such payment shall preclude any director from serving the company in any other capacity and receiving such reasonable compensation for such services as may be fixed by resolution of the board.

                                   ARTICLE IV.

                       MEETINGS OF THE BOARD OF DIRECTORS

     Section 1. Regular Meetings. Regular meetings of the board of directors shall be held in the company's offices at two o'clock p.m., Pacific Time, on the fourth Thursday of February, April, May, July and September, and on the third Thursday of December, or on such other date or at such other hour and place as shall be specified in the notice of meeting. The date, time and place for holding regular meetings of the board of directors may be changed upon the giving of notice to all directors by or at the request of the chairman of the board or the president. The board may provide by resolution the time and place either within or without the State of Oregon for holding of meetings or may omit the holding of any meeting without other notice than such resolution.

     Section 2. Special Meetings. Special meetings of the board of directors may be called by or at the request of the chairman of the board, the lead director, the president or any two directors. The person or persons authorized to call special meetings of the board may fix any place, either within or without the State of Oregon, as the place for holding any special meeting of the board called by them. Notice of the time and place of special meetings shall be given to each director at least one day in advance by the secretary or other officer performing his or her duties.

     Section 3. Waiver of Notice. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise provided by law or the Amended and Restated Articles of Incorporation, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

     Section 4. Quorum. A majority of the number of directors at any time fixed by resolution adopted by the affirmative vote of a majority of the entire board of directors shall constitute a quorum for the transaction of business. If a quorum shall not be present at any meeting of directors, the directors present may adjourn the meeting from time to time without further notice until a quorum shall be present.

     Section 5. Manner of Acting. Except as otherwise provided by law or the Amended and Restated Articles of Incorporation, the act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

     Section 6. Action Without a Meeting. Any action required or permitted to be taken at a meeting of the board of directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.


                                   ARTICLE V.

                             COMMITTEES OF THE BOARD

     Section 1. Executive Committee. The board of directors at any time, by resolution adopted by a majority of the board of directors, may appoint an executive committee composed of the chairman of the board, the lead director, and such other number of directors as the board may from time to time determine. The lead director, or in his or her absence, the chairman of the board, shall act as chairman. The committee shall have and may exercise all of the authority of the board of directors in the management of the company, except with respect to matters upon which by law only the board of directors may act. The duties of the committee shall include recommending to the board nominees for election as directors, the conduct of periodic reviews of board effectiveness and the performance of such other functions as the board by resolution from time to time may direct.

     Section 2. Audit Committee. The board of directors at any time, by resolution adopted by a majority of the board of directors, may appoint an audit committee composed of three or more directors, none of whom shall be an officer of the company. The board shall designate one member of the committee as chairman. The duties of the committee shall be to discuss and review with the company's independent auditors the annual audit of the company, including the scope of the audit, and report the results of this review to the board; to meet with the independent auditors at such other times as the committee shall deem to be advisable; and to perform such other functions as the board by resolution from time to time may direct.

     Section 3. Retirement Committee. The board of directors at any time, by resolution adopted by a majority of the board of directors, shall appoint a retirement committee composed of three or more directors, a majority of whom shall not be members under the company's Non-Bargaining Unit Employees Retirement Plan established by the board. Any action required or permitted to be taken by the committee must be approved by both (a) a majority of the committee members present at a meeting at which a quorum is present, and (b) a majority of the total number of committee members who are not members under said Plan. The chairman of the committee shall not be a member under said Plan. The duties of the committee shall be to monitor the general administration of the company's Non-Bargaining Unit Employees Retirement Plan and the committee shall be responsible for monitoring the carrying out of its provisions as more fully set forth under the terms of the Plan.

     Section 4. Pension Committee. The board of directors at any time, by resolution adopted by a majority of the board of directors, shall appoint three or more directors to serve on the pension committee provided for in the company's Bargaining Unit Employees Retirement Plan established by the board. The duties of the committee shall be to monitor the general administration of the Bargaining Unit Employees Retirement Plan and the committee shall be responsible for monitoring the carrying out of its provisions as more fully set forth under the terms of the Plan.

     Section 5. Organization and Executive Compensation Committee. The board of directors at any time, by resolution adopted by a majority of the board of directors, may appoint an organization and executive compensation committee composed of three or more directors, none of whom shall be an officer of the company. The board shall designate one member of the committee as chairman. The duties of the committee shall be to discuss and review the management of the affairs of the company relating to its organization and to executive personnel and their compensation, and to perform such other functions as the board by resolution from time to time may direct.

     Section 6. Environmental Policy Committee. The board of directors at any time, by resolution adopted by a majority of the board of directors, may appoint an environmental policy committee composed of three or more directors, a majority of whom shall not be officers or retired officers of the company. Any action required or permitted to be taken by the committee must be approved by both (a) a majority of the committee members present at a meeting at which a quorum is present, and (b) a majority of the total number of committee members who are not officers or retired officers of the company. The board shall designate one member of the committee who is not an officer or retired officer of the company as chairman. The duties of the committee shall be to develop and recommend to the board appropriate environmental policies and to perform such other functions as the board by resolution from time to time may direct.

     Section 7. Finance Committee. The board of directors at any time, by resolution adopted by a majority of the board of directors, may appoint a finance committee composed of three or more directors, a majority of whom shall not be officers or retired officers of the company. Any action required or permitted to be taken by the committee must be approved by both (a) a majority of the committee members present at a meeting at which a quorum is present, and
(b) a majority of the total number of committee members who are not officers or retired officers of the company. The board shall designate one member of the committee who is not an officer or retired officer of the company as chairman. The duties of the committee shall be to discuss and review the management of the affairs of the company relating to financing, including the development of long-range financial planning goals and financial policy, and to perform such other functions as the board by resolution from time to time may direct.

     Section 8. Other Committees. The board of directors at any time, by resolution adopted by a majority of the board of directors, may appoint from among its members such other committees and the chairmen thereof as it may deem to be advisable. Each such committee shall have such powers and authority as are set forth in the resolutions pertaining thereto from time to time adopted by the board.

     Section 9. Changes of Size and Function. Subject to the provisions of law, the board of directors shall have the power at any time to increase or decrease the number of members of any committee, to fill vacancies thereon, to change any members thereof and to change the functions and terminate the existence thereof.

     Section 10. Conduct of Meetings. Each committee shall conduct its meetings in accordance with the applicable provisions of these bylaws relating to the conduct of meetings of the board of directors. Each committee shall adopt such further rules and regulations regarding its conduct, keep such minutes and other records and appoint such subcommittees and assistants as it shall deem to be appropriate.

     Section 11. Compensation. Persons serving on any committee shall receive such reasonable compensation for their services on such committee as may be fixed by resolution of the board of directors, provided that no person shall receive compensation for his or her services on any committee while serving as an officer of the company.

                                  ARTICLE VI.

                                     NOTICES


     Section 1. Form and Manner. Whenever, under the provisions of law or the Amended and Restated Articles of Incorporation, notice is required to be given to any director or shareholder, unless otherwise specified, it shall be given in writing by mail addressed to such director or shareholder at his or her address as it appears on the stock transfer books or other records of the company, with postage thereon prepaid, and such notice shall be deemed to be delivered when deposited in the United States Mail. Notice to directors also shall be given by telephone or in any other manner which is reasonably calculated to give adequate notice.

     Section 2. Waiver. Whenever any notice whatever is required to be given under the provisions of law, the Amended and Restated Articles of Incorporation or these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                  ARTICLE VII.

                                    OFFICERS


     Section 1. Election. The board of directors, at its first meeting following the annual meeting of shareholders each year, shall elect one of its members as president and shall elect a secretary. At such meeting, or at any other time it shall deem appropriate, the board may elect one or more vice presidents and a treasurer. The board also may elect or appoint such other officers and agents as it may deem necessary. Any two or more offices may be held by the same person, except the offices of president and secretary.

     Section 2. Compensation. The officers of the company shall receive such reasonable compensation for their services as from time to time may be fixed by resolution of the board of directors.

     Section 3. Term. The term of office of all officers shall commence upon their election or appointment and shall continue until the first meeting of the board of directors following the annual meeting of shareholders and thereafter until their successors shall be elected or until their resignation or removal. A vacancy occurring in any office of the company for whatever reason may be filled by the board.

     Section 4. Removal. Any officer or agent elected or appointed by the board of directors may be removed by the board whenever in its judgment the best interests of the company will be served thereby but such removal shall be without prejudice to the contract rights, if any, of the officer or agent so removed.

     Section 5. President. Unless otherwise determined by the board of directors, the president shall be the chief executive officer of the company and, subject to the control of the board of directors, shall be responsible for the general administration and operation of the company. He shall have such other duties and responsibilities as may pertain to such office or be prescribed by the board of directors. In the absence or disability of the president, an officer designated by the board shall exercise the duties and responsibilities of the president.

     Section 6. Vice Presidents. Each vice president shall have such duties and responsibilities as may be prescribed by the board of directors and the president. The board or the president may confer a special title upon a vice president.

     Section 7. Secretary. The secretary shall record and keep the minutes of the shareholders in one or more books provided for that purpose; see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; and perform such other duties as may be prescribed by the board or the president. The secretary shall have custody of the corporate seal of the company and shall affix the seal to any instrument requiring it and attest the same by his or her signature.

          The assistant secretaries shall have such duties as may be prescribed from time to time by the board, the president or the secretary. In the absence or disability of the secretary, his or her duties shall be performed by an assistant secretary.

     Section 8. Treasurer. The treasurer shall have charge and custody and be responsible for all funds and securities of the company; deposit all moneys and other valuable effects in the name and to the credit of the company in such depositories as may be designated by the board of directors; and disburse the funds of the company as may be authorized by the board and take proper vouchers for such disbursements. The treasurer shall have such other duties as may be prescribed from time to time by the board or the president. In the absence or disability of the treasurer, his or her duties shall be performed by an assistant treasurer.

                                 ARTICLE VIII.

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS


     Section 1. Contracts. The board of directors by resolution may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the company, and such authority may be general or confined to specific instances.

     Section 2. Loans. No loans shall be contracted on behalf of the company and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

     Section 3. Checks and Drafts. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the company shall be signed by such officer or officers, agent or agents of the company and in such manner as shall from time to time be determined by resolution of the board of directors.

     Section 4. Deposits. All funds of the company not otherwise employed shall be deposited from time to time to the credit of the company in such banks, trust companies or other depositories as the board of directors or officers of the company designated by the board may select, or be invested as authorized by the board.


                                  ARTICLE IX.

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER


     Section 1. Certificates for Shares. Certificates representing shares of the company shall be issued only for whole numbers of shares and shall be in such form as the board of directors may, from time to time, prescribe in accordance with the laws of the State of Oregon. Such certificates shall be signed by the president or a vice president and by the secretary or an assistant secretary and sealed with the corporate seal or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles thereof. In case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the company as the board may authorize.

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     Section 2. Transfer. Shares of stock of the company shall be transferable on the books of the company by the holder of record thereof, or by his or her legal representative who shall furnish proper evidence of authority to transfer, or by his or her attorney thereunto authorized by duly executed power of attorney, and on surrender for cancellation of the certificates for such shares. The board of directors may appoint one or more transfer agents and registrars of stock of the company.

     Section 3. Owner of Record. The company shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                   ARTICLE X.

                          INDEMNIFICATION AND INSURANCE

     Section 1. Indemnification. The company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise or any employee benefit plan, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the defense or settlement of such action, suit or proceeding to the fullest extent permissible under the Oregon Business Corporation Act or the indemnification provisions of any successor Act. The foregoing rights of indemnification shall not be exclusive of any other rights to which any such person so indemnified may be entitled, under any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office; shall continue as to a person who has ceased to be a director, officer, employee or agent; and shall inure to the benefit of the heirs, executors and administrators of such a person.


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     Section 2. Insurance. The company may purchase and maintain insurance (and pay the entire premium therefor) on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the company would have the power to indemnify him or her against such liability under the provisions of the Oregon Business Corporation Act or any successor Act; and on behalf of any person who is or was a fiduciary under the Employee Retirement Income Security Act of 1974 with regard to an employee benefit plan of the company against any liability asserted against him or her and incurred by him or her in his or her fiduciary capacity.


                                  ARTICLE XI.

                                      SEAL


     The corporate seal of the company shall be circular in form and shall bear an inscription containing the name of the company, the year of its organization, the state of its incorporation and the words "Corporate Seal."



                                  ARTICLE XII.

                                   AMENDMENTS


     These bylaws, or any of them, may be altered, amended or repealed, or new bylaws adopted, by resolution of a majority of the board of directors, subject to repeal or change by action of the shareholders.


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                                   CERTIFICATE

     I, C. J. Rue, Secretary of Northwest Energy Corporation, a corporation organized and existing under the laws of the State of Oregon, HEREBY CERTIFY that the foregoing eight printed pages entitled "Bylaws of Northwest Energy Corporation" constitute a full and true copy of the Bylaws of said corporation as of the date hereof.

     WITNESS my hand and the seal of said corporation this ______ day of
___________________________________.


                                        ---------------------------------------
                                        C. J. Rue
                                        Secretary


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                                                                       EXHIBIT E
                                                                       ---------


                   DIRECTORS OF NORTHWEST NATURAL GAS COMPANY

Richard G. Reiten
Mark S. Dodson
Bruce R. DeBolt